Semiannual Report April 30, 2002

                             Nuveen
               Municipal Closed-End
                    Exchange-Traded
                              Funds

                                        INSURED QUALITY
                                        NQI

                                        INSURED OPPORTUNITY
                                        NIO

                                        PREMIER INSURED
                                        INCOME
                                        NIF

                                        INSURED PREMIUM
                                        INCOME 2
                                        NPX

                                        INSURED DIVIDEND
                                        ADVANTAGE
                                        NVG



                        DEPENDABLE,
                    TAX-FREE INCOME
                            BECAUSE
            IT'S NOT WHAT YOU EARN,
             IT'S WHAT YOU KEEP.(R)


                                        THE NUVEEN INVESTOR
                                        See page 9

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logo: Nuveen investments

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

photo of:
   Timothy R. Schwertfeger
   Chairman of the Board



sidebar text: "I urge you to consider receiving future Fund reports and other information electronically ...see the inside front cover of this report for detailed instructions."


Dear
  SHAREHOLDER

I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2002

Nuveen National Insured Municipal Closed-End Exchange-Traded Funds (NQI, NIO, NIF, NPX, NVG)

Portfolio Manager's
               COMMENTS

Portfolio manager Steve Krupa examines economic and market conditions, key strategies, and the performance of the Nuveen National Insured Municipal Closed-End Exchange-Traded Funds. Steve, who has 22 years of experience as an investment professional at Nuveen, has managed NQI and NIO since their inceptions in 1990 and 1991, respectively. He added NIF and NPX in 1998 and NVG upon its inception in March 2002.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended April 30, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the events of September 11, 2001, and the uncertain geopolitical climate that followed also have impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many securities perform well. In addition, the trend toward increased issuance remained strong. Looking at the first four months of 2002, new issue supply reached $87 billion, up about 10% over January-April 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies and pension plans, also have been active buyers in the new issue market.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended April 30, 2002, these Nuveen Funds produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Insured Municipal Bond Index1 and relevant Lipper Peer Group2 also are presented.



                             TOTAL RETURN         LEHMAN           LIPPER
            MARKET YIELD           ON NAV  TOTAL RETURN1         AVERAGE2
-------------------------------------------------------------------------
                                   1 YEAR         1 YEAR           1 YEAR
                     TAXABLE-       ENDED          ENDED            ENDED
       4/30/02    EQUIVALENT3     4/30/02        4/30/02          4/30/02
-------------------------------------------------------------------------
NQI      6.06%          8.66%       9.39%          7.37%            8.21%
-------------------------------------------------------------------------
NIO      6.14%          8.77%       8.27%          7.37%            8.21%
-------------------------------------------------------------------------
NIF      6.23%          8.90%       7.93%          7.37%            8.21%
-------------------------------------------------------------------------
NPX      6.11%          8.73%       8.46%          7.37%            8.21%
-------------------------------------------------------------------------
NVG        N/A           N/A         N/A             ---              ---
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's policy to reduce short-term interest rates, combined with generally favorable market conditions, created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected, in part, in the total returns on NAV listed in the above table. In a market characterized by rising bond values, funds or indexes with longer durations4 would typically be expected to outperform funds or indexes with shorter durations. As of April 30, 2002, the durations of the four older Funds ranged from 9.63 to 12.33, compared with 8.60 for the unleveraged Lehman Brothers Insured Municipal Bond Index. NVG was still in its initial investing period as of April 30, 2002, and did not have a meaningful duration to report as of that date.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's policy of interest rate easing over the past year, the dividend-payment capabilities of the four older Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. For example, declining short-term

1 The Funds' performances are compared with that of the Lehman Brothers Insured Municipal Bond Index, an unleveraged index comprising a broad range of insured municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 22 funds in the Lipper Insured Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended April 30, 2002, steady or falling short-term interest rates enabled a series of dividend increases for all four of the older Funds. The level of short-term rates, the number and timing of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Funds over the next twelve months. After the close of the April 30, 2002, reporting period, NVG announced it would pay its first monthly dividend on June 3, 2002.

Over the year ended April 30, 2002, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce their overall portfolio risk. As a result, the share prices of the four older Funds improved (see the charts on the individual Performance Overview pages). NVG has traded well since its IPO in late March 2002. As investors recognized the opportunity offered by these Funds, increased demand caused their discounts (share price below NAV) to narrow over the twelve months ended April 30, 2002.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NATIONAL INSURED FUNDS DURING THE REPORTING PERIOD APRIL 30, 2002?
During this period, we focused on enhancing the dividend-paying capabilities and improving the call protection of all of these Funds. Each of the four older Funds has experienced some bond calls recently, and the timing and number of future calls will depend largely on the level of interest rates over time. Currently, low rate levels have caused us to hold higher-yielding bonds as long as practical to help support the Funds' dividends while we look for attractive replacement opportunities. We believe the potential call exposure in each of the four older Funds is very manageable.

As we've had call proceeds to invest, we've been looking at insured airport and general obligation bonds, among other sectors. In our opinion, insured bonds in these areas had sold off through the fall and winter to some very attractive levels, and we've been able to find a number of attractive opportunities. In addition to providing increased call protection, we believe these undervalued bonds will help maintain the Funds' income and dividend-paying capabilities over time.

All of the Funds remain 100% invested in bonds that are insured or backed by U.S. guaranteed securities. NVG has the ability to invest up to 20% of its assets in investment-grade quality securities. We believe this strong credit quality in today's uncertain economic environment is one of the reasons behind the Funds' strong performance over this reporting period.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and we think new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

Over the next six months, we plan to keep Fund durations at about their present levels as we continue to focus on adding value whenever possible. We will be looking very closely at insured California and New York bonds, since these states traditionally are large issuers and their insured bonds often can provide added value when compared with insured bonds from other states. Looking at NVG specifically, we expect to complete the investing process for the Fund's MuniPreferred(R) shares and, going forward, will look to manage this new Fund in a manner that is very consistent with the strategies we use for the other insured Funds.

Overall, we believe all of these Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times.

Nuveen Insured Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2002

NQI


[Pie chart]
Credit Quality
Insured                            88%
Insured and U.S. Guaranteed        11%
U.S. Guaranteed                     1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.05
--------------------------------------------------
Common Share Net Asset Value                $15.31
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $579,558
--------------------------------------------------
Average Effective Maturity (Years)           22.50
--------------------------------------------------
Leverage-Adjusted Duration                   11.79
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.96%         9.39%
--------------------------------------------------
5-Year                         6.57%         6.60%
--------------------------------------------------
10-Year                        6.43%         7.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------

[Bar chart]
2001-2002 Monthly Tax-Free Dividends Per Share2
5/01                            0.07
6/01                            0.07
7/01                            0.07
8/01                            0.07
9/01                            0.0715
10/01                           0.0715
11/01                           0.0715
12/01                           0.074
1/02                            0.074
2/02                            0.074
3/02                            0.076
4/02                            0.076

[Line chart]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
5/1/01                     14.5
                           14.52
                           14.55
                           14.2
                           14.36
                           14.4
                           14.27
                           14.6
                           14.43
                           14.54
                           14.55
                           14.45
                           14.51
                           14.67
                           14.9
                           14.81
                           14.95
                           15.04
                           15.08
                           14.99
                           13.95
                           14.82
                           15
                           14.89
                           15
                           14.88
                           15
                           15.08
                           14.48
                           14.5
                           14.47
                           14.52
                           14.25
                           14.14
                           14.45
                           14.76
                           14.79
                           15
                           15
                           15.05
                           15.13
                           15.15
                           15.19
                           15.3
                           15.06
                           14.89
                           14.35
                           14.7
                           14.75
                           14.8
                           14.75
4/30/02                    15



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0243 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance
   OVERVIEW As of April 30, 2002

NIO



[Pie chart]
Credit Quality
Insured                         88%
Insured and U.S. Guaranteed     10%
U.S. Guaranteed                  2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.94
--------------------------------------------------
Common Share Net Asset Value                $15.22
--------------------------------------------------
Market Yield                                 6.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.77%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                    $1,233,754
--------------------------------------------------
Average Effective Maturity (Years)           22.92
--------------------------------------------------
Leverage-Adjusted Duration                   12.33
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 9/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.88%         8.27%
--------------------------------------------------
5-Year                         6.04%         6.24%
--------------------------------------------------
10-Year                        7.17%         7.28%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------


[Bar chart]
2001-2002 Monthly Tax-Free Dividends Per Share2
5/01                       0.0715
6/01                       0.0725
7/01                       0.0725
8/01                       0.0725
9/01                       0.0735
10/01                      0.0735
11/01                      0.0735
12/01                      0.075
1/02                       0.075
2/02                       0.075
3/02                       0.0765
4/02                       0.0765


[Line chart]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
5/1/01                     14.21
                           14.22
                           14.11
                           13.95
                           14.11
                           14.14
                           14.07
                           14.34
                           14.56
                           14.53
                           14.51
                           14.45
                           14.58
                           14.7
                           14.91
                           14.92
                           14.85
                           14.93
                           14.93
                           14.93
                           14.05
                           14.69
                           14.74
                           14.7
                           14.73
                           14.62
                           14.93
                           14.92
                           14.48
                           14.21
                           14.6
                           14.36
                           14.29
                           14.26
                           14.39
                           14.47
                           14.6
                           14.94
                           14.88
                           14.92
                           15.07
                           15.02
                           15.14
                           15.02
                           14.79
                           14.62
                           14.35
                           14.62
                           14.67
                           14.75
                           14.7
4/30/02                    14.82


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0180 per share.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance
   OVERVIEW As of April 30, 2002


NIF


[Pie chart]
Credit Quality
Insured                         80%
Insured and U.S. Guaranteed      7%
U.S. Guaranteed                 13%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.12
--------------------------------------------------
Common Share Net Asset Value                $15.11
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.90%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $291,434
--------------------------------------------------
Average Effective Maturity (Years)           17.12
--------------------------------------------------
Leverage-Adjusted Duration                    9.89
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.63%         7.93%
--------------------------------------------------
5-Year                         6.67%         5.92%
--------------------------------------------------
10-Year                        6.73%         7.04%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------


[Bar chart]
2001-2002 Monthly Tax-Free Dividends Per Share
5/01                       0.0735
6/01                       0.075
7/01                       0.075
8/01                       0.075
9/01                       0.075
10/01                      0.075
11/01                      0.075
12/01                      0.0765
1/02                       0.0765
2/02                       0.0765
3/02                       0.0785
4/02                       0.0785


[line chart]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
5/01/01                    14.45
                           14.4
                           14.4
                           14.32
                           14.52
                           14.72
                           14.64
                           14.85
                           14.9
                           14.87
                           14.78
                           14.85
                           14.83
                           14.78
                           15.12
                           15.04
                           15.1
                           15.25
                           15.18
                           15.2
                           14.32
                           14.7
                           15.02
                           14.76
                           14.91
                           15
                           15.3
                           15.15
                           14.63
                           14.59
                           14.85
                           14.66
                           14.63
                           14.78
                           14.9
                           14.75
                           14.88
                           15.27
                           15.2
                           15.34
                           15.5
                           15.4
                           15.37
                           15.26
                           15.2
                           14.6
                           14.71
                           14.85
                           14.89
                           15.16
                           14.95
4/30/02                    15.07


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Insured Premium Income Municipal Fund 2
Performance
   OVERVIEW As of April 30, 2002

NPX


[Pie chart]
Credit Quality
Insured                         92%
Insured and U.S. Guaranteed      8%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.45
--------------------------------------------------
Common Share Net Asset Value                $13.65
--------------------------------------------------
Market Yield                                 6.11%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.73%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $508,554
--------------------------------------------------
Average Effective Maturity (Years)           18.63
--------------------------------------------------
Leverage-Adjusted Duration                    9.63
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 7/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.18%         8.46%
--------------------------------------------------
5-Year                         9.16%         6.85%
--------------------------------------------------
Since Inception                4.82%         5.34%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      22%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------


[Bar chart]
2001-2002 Monthly Tax-Free Dividends Per Share
5/01     0.0625
6/01     0.0645
7/01     0.0645
8/01     0.0645
9/01     0.0655
10/01    0.0655
11/01    0.0655
12/01    0.0665
1/02     0.0665
2/02     0.0665
3/02     0.0685
4/02     0.0685

[Line chart]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
5/1/01                     12.81
                           12.86
                           12.83
                           12.8
                           12.75
                           12.94
                           13.09
                           13.07
                           12.96
                           13.22
                           13.17
                           13.29
                           13.4
                           13.42
                           13.7
                           13.5
                           13.5
                           13.56
                           13.84
                           13.98
                           13
                           13.8
                           13.86
                           13.75
                           13.75
                           13.61
                           13.8
                           13.78
                           13.63
                           13.56
                           13.67
                           13.44
                           13.02
                           12.85
                           13.28
                           13.35
                           13.3
                           13.49
                           13.38
                           13.59
                           13.62
                           13.67
                           13.74
                           13.68
                           13.15
                           13.06
                           12.91
                           13.01
                           13.1
                           13.35
                           13.36
4/30/02                    13.4


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Insured Dividend Advantage Municipal Fund
Performance
   OVERVIEW As of April 30, 2002

NVG


[Pie chart]
Credit Quality
Insured                        100%


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.01
---------------------------------------------------
Common Share Net Asset Value                $14.62
---------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $419,577
---------------------------------------------------
Average Effective Maturity (Years)           27.56
---------------------------------------------------

TOTAL RETURN (Inception 3/02)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
Since Inception                0.07%         2.02%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Education and Civic Organizations              25%
---------------------------------------------------
Water and Sewer                                20%
---------------------------------------------------
Transportation                                 18%
---------------------------------------------------
Tax Obligation/General                         13%
---------------------------------------------------
Utilities                                      10%
---------------------------------------------------


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.0775 PER SHARE ON JUNE 3, 2002.

V1

PHOTO OF: 2 boys walking with baseball mitts and bat.




THE NUVEEN INVESTOR

BOND SURVEILLANCE - A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.

HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                          (continued on page 11)

     Volume ONE 2002
     INSIDE

 9   Bond Surveillance -
     A High Priority at Nuveen

10   Is it Time to Rethink
     Your Bond Strategy?

11   Many Investors Continue
     to Find Solutions with
     Professional Advice

12   Fund Reports
     Available Online

12   ETFConnect:
     The Source for All
     Exchange-Traded Funds

     (C)2002 Nuveen Investments.
     All rights reserved.

logo: NUVEEN Investments

V1

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.



TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.

No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.


Photo of: bridge to lighthouse

Photo of: 2 toddlers playing

The Nuveen Investor Vol 02.1

LOGO: NUVEEN Investments

V1

photo: clouds
photo: woman and girl


MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE

For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.



*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.



--------------------------------------------------------------------------------
(continued from page 9)

HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.



The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments

V1

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.


[picture of InvestorDelivery.com website]


If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.


[picture of nuveen.com website]


After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.

--------------------------------------------------------------------------------

ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS
Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.



[picture of etfconnect.com website]

The Nuveen Investor Vol 02.1

Logo: Nuveen Investments

                            Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                            Portfolio of
                                    Investments April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 3.0%

$      10,000   Pima County Industrial Development Authority, Arizona,                 7/02 at 101.00       AAA         $ 10,314,500
                 Healthcare System Revenue Bonds (Carondelet Health
                Services, Inc.), St. Joseph's and St. Mary's Hospitals and
                Health Centers Issue, Series 1991, 6.750%, 7/01/16

        6,980   Tucson Business Development Finance Corporation, Arizona,              7/02 at 102.00       AAA            7,170,345
                 Local Development Lease Revenue Refunding Bonds,
                 Series 1992, 6.250%, 7/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.5%

        8,360   Arkansas Development Finance Authority, Single Family                  7/05 at 102.00       AAA            8,843,208
                 Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1995 Series B, 6.700%, 7/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 21.7%

        8,595   Alameda County Public Facilities Corporation, California,              9/06 at 102.00       AAA            9,877,202
                 Certificates of Participation (1991 Financing Project), 6.000%, 9/01/21
                 (Pre-refunded to 9/01/06)

       12,695   Antioch Area Public Facilities Financing Agency, California,           8/02 at 102.00       AAA           12,738,290
                 Community Facilities District No. 1989-1, Special Tax Bonds,
                 Series 1993, 5.000%, 8/01/18

       13,175   California Pollution Control Financing Authority, Pollution Control    9/09 at 101.00       AAA           13,293,839
                 Revenue Refunding Bonds (Southern California Edison
                 Company), Series 1999A, 5.450%, 9/01/29

        5,500   California Statewide Communities Development Authority,                7/04 at 102.00       AAA            5,954,630
                 San Diego, Certificates of Participation (The Salk Institute
                 for Biological Studies), 6.200%, 7/01/24

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Refunding Revenue Bonds, Series 1999:
       22,985    0.000%, 1/15/24                                                        1/10 at 44.52       AAA            6,449,591
       22,000    0.000%, 1/15/31                                                        1/10 at 29.11       AAA            4,002,900
       50,000    0.000%, 1/15/37                                                        1/10 at 20.19       AAA            6,298,500

        5,000   Garden Grove, California, Certificates of Participation (Financing     3/12 at 101.00       AAA            4,939,400
                 Project), Series 2002A, 5.125%, 3/01/32

        5,000   Inland Empire Solid Waste Financing Authority, California,             8/06 at 102.00       AAA            5,685,150
                 Revenue Bonds (Landfill Improvement Financing Project),
                 1996 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/01/06)

        8,000   Los Angeles Unified School District, California, General               7/12 at 100.00       AAA            8,629,600
                 Obligation Bonds (Election of 1997), 2002 Series E,
                 5.500%, 7/01/16

        5,548   Moreno Valley Public Financing Authority, California, Assisted         1/12 at 105.00       Aaa            6,603,784
                 Living Housing Revenue Bonds (GNMA Collateralized - CDC
                 Assisted Living Project), Series 2000A, 7.500%, 1/20/42

        6,600   Ontario Redevelopment Financing Authority, San Bernardino              8/03 at 102.00       AAA            7,056,522
                 County, California, 1993 Revenue Bonds (Ontario
                 Redevelopment Project No. 1), 5.850%, 8/01/22

        5,000   City and County of San Francisco Airports Commission,                  1/08 at 102.00       AAA            4,783,500
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 15A, 5.000%, 5/01/28 (Alternative
                 Minimum Tax)

                City and County of San Francisco Airports Commission,
                California, San Francisco International Airport, Second Series
                Revenue Refunding Bonds, Issue 27A:
        7,200    5.125%, 5/01/21 (Alternative Minimum Tax)                             5/11 at 100.00       AAA            7,122,456
       22,690    5.250%, 5/01/31 (Alternative Minimum Tax)                             5/11 at 100.00       AAA           22,439,956


13

                            Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)

                                   Portfolio of Investments April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 1.8%

$       5,630   E-470 Public Highway Authority, Arapahoe County, Colorado,             8/05 at 103.00       AAA         $  6,367,924
                 Capital Improvement Trust Fund Highway Revenue Bonds
                 (E-470 Project), Vehicle Registration Fee Bonds,
                 6.150%, 8/31/26 (Pre-refunded to 8/31/05)

        3,750   City and County of Denver, Colorado, Airport Revenue Bonds,           11/06 at 101.00       AAA            3,810,563
                 Series 1996D, 5.500%, 11/15/25

          105   Jefferson County, Colorado, Single Family Revenue Refunding           10/02 at 102.00       AAA              107,192
                 Bonds, Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6%

        9,500   Washington Convention Center Authority, District of Columbia,         10/08 at 101.00       AAA            9,297,460
                 Senior Lien Dedicated Tax Revenue  Bonds, Series 1998,
                 5.000%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.5%

        6,645   Florida Housing Finance Agency, Single Family Mortgage                 7/04 at 102.00       AAA            6,855,779
                 Revenue Bonds, 1994 Series B, 6.650%, 7/01/26
                 (Alternative Minimum Tax)

       20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%,     10/10 at 101.00       AAA           20,697,200
                 10/01/25 (Alternative Minimum Tax)

        4,115   Miami-Dade County Housing Finance Authority, Florida,                  7/11 at 100.00       AAA            4,199,440
                 Multifamily Housing Revenue Bonds (Monterey Pointe
                 Apartments Project), Series 2001-2A, 5.850%, 7/01/37
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 7.1%

                State of Hawaii, Airports System Revenue Bonds, Refunding
                Series 2000B:
        8,785    6.625%, 7/01/18 (Alternative Minimum Tax)                             7/10 at 101.00       AAA            9,800,107
        7,000    6.000%, 7/01/19 (Alternative Minimum Tax)                             7/10 at 101.00       AAA            7,474,740

        6,130   Hawaii Department of Budget and Finance, Special Purpose              12/02 at 102.00       AAA            6,376,978
                 Revenue Bonds (Hawaiian Electric Company, Inc. and
                 Subsidiaries Projects), Series 1992, 6.550%, 12/01/22 (Alternative
                 Minimum Tax)

       16,180   Hawaii Department of Budget and Finance, Special Purpose               5/06 at 101.00       AAA           17,358,713
                 Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiaries
                 Projects), Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 21.7%

       10,000   City of Chicago, Illinois, General Obligation Bonds, Project           7/05 at 102.00       AAA           11,160,000
                 Series 1995, 6.125%, 1/01/16  (Pre-refunded to 7/01/05)

          635   Chicago School Reform Board of Trustees of the Board of               12/07 at 102.00       AAA              623,443
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/30

        6,000   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/05 at 102.00       AAA            6,530,520
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/12

        9,500   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/10 at 101.00       AAA            9,775,500
                 General Airport Second Lien Revenue Refunding Bonds,
                 1999 Series, 5.500%, 1/01/15 (Alternative Minimum Tax)

        6,825   Chicago Public Building Commission, Illinois, Building Revenue        12/03 at 102.00       AAA            7,331,756
                 Bonds (Board of Education of the City of Chicago), Series 1993A,
                 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

        7,165   Illinois Development Finance Authority, Revenue Bonds                  8/09 at 101.00       AAA            7,256,784
                 (Bradley University Project), Series 1999, 5.500%, 8/01/29

       25,000   Illinois Health Facilities Authority, Revenue Bonds (Iowa Health       2/10 at 101.00       AAA           25,988,750
                 System), Series 2000, 5.875%, 2/15/30

       33,855   State of Illinois, General Obligation Bonds (Illinois FIRST),          4/12 at 100.00       AAA           33,755,466
                 Series 2002, 5.250%, 4/01/27

       13,275   State of Illinois, General Obligation Bonds (Illinois FIRST),          5/11 at 100.00       AAA           13,248,052
                 Series 2001, 5.250%, 5/01/26

       10,000   University of Illinois, Certificates of Participation (Utility         8/11 at 100.00       AAA           10,039,300
                 Infrastructure Projects), Series 2001B, 5.250%, 8/15/21


14

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 1.8%

$       6,000   Jasper County, Indiana, Collateralized Pollution Control               7/02 at 101.00       AAA         $  6,188,700
                 Refunding Revenue Bonds (Northern Indiana Public Service
                 Company Project), Series 1991, 7.100%, 7/01/17

        4,230   City of Rockport, Indiana, Pollution Control Revenue Refunding         9/02 at 101.00       AAA            4,368,321
                 Bonds (Indiana Michigan Power Company Project), Series B,
                 7.600%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.6%

                Kentucky Economic Development Finance Authority, Health
                System Revenue Bonds (Norton Healthcare Inc.), Series 2000C:
        6,345    0.000%, 10/01/27                                                     10/13 at 101.00       AAA            5,432,081
       18,185    0.000%, 10/01/28                                                     10/13 at 101.00       AAA           15,552,539


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.3%

       13,170   City of New Orleans, Louisiana, General Obligation Refunding          10/05 at 101.00       AAA           14,235,716
                 Bonds, Series 1995, 6.200%, 10/01/21

        4,720   Orleans Levee District (A Political Subdivision of the State of       12/05 at 103.00       AAA            5,070,224
                 Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.5%

        8,000   Maine Health and Higher Educational Facilities Authority,              7/09 at 101.00       AAA            8,416,480
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.3%

        7,535   Maryland Transportation Authority, Baltimore-Washington                3/12 at 101.00       AAA            7,789,608
                 International Airport, Parking Revenue Bonds, Series 2002B,
                 5.500%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.3%

        7,500   Massachusetts Development Finance Authority, Revenue                   2/12 at 100.00       AAA            7,280,850
                 Bonds (100 Cambridge Street Redevelopment MSRB Project),
                 2002 Series A, 5.125%, 2/01/34 (WI, settling 5/02/02)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.8%

        4,750   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/09 at 102.00       AAA            4,803,058
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.1%

          557   City of St. Louis Park, Minnesota, Single Family Residential          10/02 at 101.00       Aaa              563,004
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1991-A, 7.250%, 4/20/23


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 2.8%

        2,545   Harrison County Wastewater Management District, Mississippi,             No Opt. Call       AAA            3,399,840
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 2/01/13

        2,715   Harrison County Wastewater Management District, Mississippi,             No Opt. Call       AAA            3,485,924
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991B, 7.750%, 2/01/14

        8,255   Mississippi Home Corporation, Single Family Mortgage Revenue           6/06 at 105.00       Aaa            9,256,827
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.0%

        5,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold           2/06 at 102.00       AAA            5,588,350
                 Revenue Improvement Bonds (City Justice Center), Series 1996A
                 (City of St. Louis Lessee), 6.000%, 2/15/19 (Pre-refunded to 2/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 9.8%

       43,700   Director of the State of Nevada, Department of Business and            1/10 at 100.00       AAA           43,277,858
                 Industry, Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                 Series 2000, 5.375%, 1/01/40

       13,185   Washoe County, Nevada, Hospital Refunding Revenue Bonds                6/04 at 102.00       AAA           13,772,655
                 (Washoe Medical Center, Inc. Project), Series 1994A,
                 6.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.7%

        3,750   New Jersey Healthcare Facilities Financing Authority, Revenue          7/04 at 102.00       AAA            4,121,550
                 Bonds, Monmouth Medical Center Issue, Series C,
                 6.250%, 7/01/24 (Pre-refunded to 7/01/04)



15

                            Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)

                                   Portfolio of Investments April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 2.7%

$       6,000   City of Farmington, New Mexico, Pollution Control Refunding           10/02 at 101.00        BB         $  5,809,680
                 Revenue Bonds (Southern California Edison Company Four
                 Corners Project), 1991 Series A, 7.200%, 4/01/21

        3,850   New Mexico Mortgage Finance Authority, Multifamily Housing             7/02 at 101.00       AAA            3,894,121
                 Refunding Revenue Bonds (Tax-Exempt - Fannie Mae Collateralized),
                 1990 Series A, 7.625%, 1/01/24

        5,750   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,             6/04 at 100.00       AAA            6,197,983
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.0%

                City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series A:
        2,000    8.000%, 3/15/11                                                       9/02 at 100.00       AAA            2,044,000
        6,000    7.250%, 3/15/19                                                       9/02 at 100.00       AAA            6,576,900

       10,335   City of New York Municipal Water Finance Authority, New York,          6/05 at 101.00       AAA           11,502,855
                  Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 6.000%, 6/15/25 (Pre-refunded to 6/15/05)

       11,760   New York State Dormitory Authority, Court Facilities Lease             5/10 at 101.00       AAA           12,412,915
                 Revenue Bonds, City of New York Issue, Series 1999,
                 5.750%, 5/15/30

        4,800   New York State Dormitory Authority, FHA-Insured Mortgage               8/09 at 101.00       AAA            4,917,984
                 Revenue Bonds (New York Hospital Medical Center of Queens),
                 Series 1999, 5.600%, 2/15/39

        7,000   New York State Energy Research and Development Authority,              7/05 at 102.00        A+            7,302,680
                 Facilities Refunding Revenue Bonds (Consolidated Edison
                 Company of New York, Inc. Project), Series 1995A,
                 6.100%, 8/15/20

       11,950   New York State Housing Finance Agency, Housing Project                 5/06 at 102.00       AAA           12,612,747
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20

        4,200   New York State Mortgage Agency, Homeowner Mortgage                    10/09 at 100.00       AAA            4,284,672
                 Revenue Bonds, Series 82, 5.550%, 10/01/19 (Alternative
                 Minimum Tax)

       12,000   New York State Medical Care Facilities Finance Agency, New             2/05 at 102.00       AAA           13,631,520
                 York Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.900%, 8/15/34 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 3.7%

       20,000   Mercer County, North Dakota, Pollution Control Refunding               1/05 at 102.00       AAA           21,206,000
                 Revenue Bonds (Basin Electric Power Cooperative - Antelope
                 Valley Unit 1 and Common Facilities), Second 1995 Series,
                 6.050%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.9%

        5,000   Lorain County, Ohio, Health Facilities Revenue Bonds (Catholic         9/09 at 102.00       AAA            5,103,900
                 Healthcare Partners), Series 1999A, 5.500%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.6%

        7,000   Allegheny County, Pennsylvania, Airport Revenue Refunding              1/08 at 101.00       AAA            7,060,200
                 Bonds (Pittsburgh International Airport), Series 1997A, 5.250%,
                 1/01/16 (Alternative Minimum Tax)

        7,250   Lehigh County Industrial Development Authority, Pollution              8/05 at 102.00       AAA            7,777,873
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1995 Series A, 6.150%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.9%

        5,050   Rhode Island Port Authority and Economic Development                   7/04 at 102.00       AAA            5,435,467
                 Corporation, Airport Revenue Bonds, 1994 Series A,
                 6.625%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.9%

        5,000   South Carolina Public Service Authority, Revenue Bonds,                1/12 at 100.00       AAA            5,077,500
                 Series 2002B, 5.500%, 1/01/36


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9%

        5,170   Sullivan County Health, Educational and Housing Facilities             2/03 at 102.00       AAA            5,317,707
                 Board, Tennessee, Hospital Revenue Bonds (Holston Valley
                 Healthcare, Inc.), Series 1993, 5.750%, 2/15/13


16

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 23.6%

$       8,000   Abilene Health Facilities Development Corporation, Texas,              9/05 at 102.00       AAA         $  8,552,880
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

        5,275   City of Austin, Texas, Combined Utility System Revenue                11/07 at 100.00       AAA            5,237,442
                 Refunding Bonds, Series 1997, 5.125%, 11/15/20

                Harris County Hospital District, Texas, Refunding Revenue
                Bonds, Series 1990:
          315    7.500%, 2/15/03                                                         No Opt. Call       AAA              328,885
          405    7.500%, 2/15/03                                                         No Opt. Call       AAA              421,467
        2,100    7.400%, 2/15/10                                                         No Opt. Call       AAA            2,419,389
        2,900    7.400%, 2/15/10                                                         No Opt. Call       AAA            3,380,530

                City of Houston, Texas, General Obligation Public Improvement
                Bonds, Series 2001A:
       10,000    5.000%, 3/01/22                                                       3/11 at 100.00       AAA            9,735,500
       10,000    5.000%, 3/01/23                                                       3/11 at 100.00       AAA            9,691,000

        4,685   City of Houston, Texas, Airport System Subordinate Lien                7/10 at 100.00       AAA            4,741,454
                 Revenue Bonds, Series 2000A, 5.500%,7/01/19 (Alternative
                 Minimum Tax)

       17,000   City of Houston, Texas, Water and Sewer System Junior Lien               No Opt. Call       AAA           18,547,680
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32

       19,200   Jefferson County Health Facilities Development Corporation,            8/11 at 100.00       AAA           19,072,512
                 Texas, FHA-Insured Mortgage Revenue Bonds (Baptist Hospital
                 of Southeast Texas), Series 2001, 5.400%, 8/15/31

        6,000   Laredo Community College District, Texas, Limited Tax General          8/10 at 100.00       AAA            5,947,020
                 Obligation Bonds, Series 2001, 5.375%, 8/01/31

       29,545   North Central Texas Health Facility Development Corporation,           8/12 at 101.00       AAA           28,811,989
                 Revenue Bonds (Children's Medical Center of Dallas), Series 2002,
                 5.250%, 8/15/32 (WI, settling 5/07/02)

       17,715   Tarrant County Housing Finance Corporation, Texas, Multifamily         3/12 at 105.00       Aaa           19,206,249
                 Housing Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Bardin Green Apartments Project), Series 2001, 6.600%, 9/20/42


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

        6,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC            5/02 at 100.00       AAA            6,864,420
                 Hospitals, Inc.), Series 1988A, 8.000%, 5/15/07


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.6%

       10,730   Chelan County Public Utility District No. 1, Washington, Chelan        7/11 at 101.00       AAA           10,864,018
                 Hydro Consolidated System Revenue Bonds, Series 2001C
                 Refunding, 5.650%, 7/01/32

        4,740   City of Seattle Housing Authority, Washington, Low Income              9/11 at 102.00       AAA            4,823,234
                 Housing Assistance Revenue Bonds (GNMA Collateralized Mortgage
                 Loan - RHF/Esperanza Apartments Project), Series 2000A, 6.125%,
                 3/20/42 (Alternative Minimum Tax)

       15,025   City of Seattle Housing Authority, Washington, Low Income             11/11 at 105.00       AAA           17,152,690
                 Housing Assistance Revenue Bonds (GNMA Collateralized Mortgage
                 Loan - Park Place Project), 2000 Series A, 7.000%, 5/20/42

        5,000   City of Seattle, Washington, Municipal Light and Power                12/10 at 100.00       AAA            5,008,300
                 Revenue Bonds, Series 2000, 5.250%, 12/01/21

        3,625   Municipality of Metropolitan Seattle, Washington, Sewer                1/03 at 102.00       AAA            3,635,839
                 Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33

        2,500   Washington Healthcare Facilities Authority, Revenue Bonds             12/09 at 101.00       AAA            2,530,725
                 (Providence Services), Series 1999, 5.375%, 12/01/19

       11,750   Washington Public Power Supply System, Nuclear Project No.1            7/08 at 102.00       AAA           11,867,148
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/17


17

                            Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)

                                   Portfolio of Investments April 30, 2002 (Unaudited)
   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 2.2%

$      12,845   West Virginia Water Development Authority, Infrastructure             10/10 at 100.00       AAA         $ 13,006,589
                 Revenue Bonds (West Virginia Infrastructure and Jobs
                 Development Council Program), 2000 Series A, 5.500%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
$     941,035   Total Investments (cost $850,279,720) - 154.1%                                                           892,876,289
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.5%

$      14,300   Port Authority of New York and New Jersey, Special Obligation                            VMIG-1           14,300,000
=============    Bonds (Versatile Structure), Third Series, Variable Rate Demand
                 Bonds, 1.700%, 6/01/20+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.7)%                                                                   (9,618,413)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.9)%                                                       (318,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $579,557,876
                ====================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.



                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                            Portfolio of
                                    Investments April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 13.1%

$       3,850   Alabama Housing Finance Authority, Multifamily Housing                 7/05 at 103.00       Aaa         $  4,059,479
                 Revenue Refunding Bonds (GNMA Collateralized - Royal Hills),
                 1995 Series F, 6.500%, 7/20/30

       11,000   City of Birmingham Special Care Facilities Financing Authority,        5/05 at 102.00       AAA           11,376,970
                 Alabama, Baptist Medical Centers Revenue Bonds (Baptist Health
                 System, Inc), Series 1995-B, 5.875%, 11/15/20

                City of Birmingham Special Care Facilities Financing Authority,
                Alabama, Baptist Medical Centers Revenue Bonds (Baptist Health
                System, Inc), Series 1996-A:
        7,465    5.875%, 11/15/19                                                     11/06 at 102.00       AAA            7,793,759
        1,750    5.875%, 11/15/26                                                     11/06 at 102.00       AAA            1,808,380

       11,175   City of Hoover Board of Education, Alabama, Capital Outlay             2/11 at 100.00       AAA           11,271,999
                 Tax Anticipation Warrants, Series 2001, 5.250%, 2/15/22

       36,020   Jefferson County, Alabama, Sewer Revenue Refunding                     2/07 at 100.00       AAA           36,177,047
                 Warrants, Series 1997-A, 5.375%, 2/01/27

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
       20,605    5.000%, 2/01/33                                                       2/09 at 101.00       AAA           19,565,684
       12,000    5.375%, 2/01/36                                                       2/09 at 101.00       AAA           12,001,440
       29,860    5.750%, 2/01/38                                                       2/09 at 101.00       AAA           31,106,058

       24,000   Jefferson County, Alabama, Sewer Revenue Capitol                       2/11 at 101.00       AAA           22,612,320
                 Improvement Warrants, Series 2001A, 5.000%, 2/01/41

        4,250   Shelby County Board of Education, Alabama, Capital Outlay              2/05 at 102.00       AAA            4,458,165
                 Refunding School Warrants, Series 1995, 5.875%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 6.1%

                Alaska Housing Finance Corporation, General Mortgage Revenue
                Bonds, 1999 Series A:
       24,110    6.050%, 6/01/35                                                       6/09 at 100.00       AAA           24,928,052
       11,500    6.050%, 6/01/39                                                       6/09 at 100.00       AAA           11,847,990

       11,460   Alaska Housing Finance Corporation, Governmental Purpose              12/05 at 102.00       AAA           11,622,388
                 Bonds, 1995 Series A, 5.875%, 12/01/30

       19,430   Alaska Housing Finance Corporation, Collateralized Bonds              12/09 at 100.00       AAA           20,154,545
                 (Veterans Mortgage Program A-2),  1999 First Series, 6.250%,
                 6/01/39 (Alternative Minimum Tax)

        3,840   Alaska Housing Finance Corporation, Collateralized Bonds              12/09 at 100.00       AAA            3,998,438
                 (Veterans Mortgage Program A-1), 1999 First Series, 6.150%,
                 6/01/39 (Alternative Minimum Tax)

        3,000   Alaska Student Loan Corporation, Student Loan Revenue                  7/08 at 100.00       AAA            3,053,520
                 Bonds, 1998 Series A, 5.250%, 7/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.7%

        8,345   Pima County Industrial Development Authority, Arizona,                 7/02 at 103.00       AAA            8,753,488
                 Industrial Development Lease Obligation Refunding Revenue
                 Bonds (Irvington Project), 1988 Series A, 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 24.4%

       10,000   Anaheim Public Financing Authority, California, Subordinate              No Opt. Call       AAA            1,406,500
                 Lease Revenue Bonds (Anaheim Public Improvements Project),
                 1997 Series C, 0.000%, 9/01/36

        6,135   California Housing Finance Agency, Housing Revenue Bonds               8/04 at 102.00       AAA            6,354,878
                 (Insured), 1994 Series C, 6.250%, 8/01/25

       19,385   California Housing Finance Agency, Home Mortgage Revenue                8/11 at 28.60       AAA            3,120,016
                 Bonds, 2001 Series M, 0.000%, 8/01/32 (Alternative Minimum Tax)

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
        1,560    7.550%, 11/01/26 (Alternative Minimum Tax)                              No Opt. Call       AAA            1,688,419
        1,265    7.750%, 5/01/27 (Alternative Minimum Tax)                               No Opt. Call       AAA            1,376,586

        4,500   State of California, General Obligation Bonds, 5.000%, 10/01/19       10/08 at 101.00       AAA            4,512,240

19

                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

$      10,000   California Department of Veterans Affairs, Home Purchase               6/12 at 101.00       AAA         $ 10,062,000
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21

                California Housing Finance Agency, Home Mortgage Revenue
                Bonds, 2000 Series Y:
       22,365    0.000%, 8/01/20 (Alternative Minimum Tax)                             11/10 at 55.40       AAA            7,544,833
       37,185    0.000%, 8/01/31 (Alternative Minimum Tax)                             11/10 at 27.89       AAA            6,221,051

        3,100   Campbell Union School District, Santa Clara County, California,        8/04 at 102.00       AAA            3,441,527
                 1994 General Obligation Bonds, Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

        8,200   Castaic Lake Water Agency, California, Refunding Revenue               8/04 at 102.00       AAA            8,946,610
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20

       20,000   Cucamonga County Water District, California, Certificates of           9/11 at 101.00       AAA           19,678,200
                 Participation (2000 Water Shares Purchase), 5.125%, 9/01/35

        5,500   Fallbrook Union High School District, San Diego County,                9/04 at 102.00       AAA            6,123,315
                 California, 1994 General Obligation Bonds, Series A, 6.250%,
                 9/01/19 (Pre-refunded to 9/01/04)

        5,000   Long Beach Bond Finance Authority, California, Lease Revenue          11/11 at 101.00       AAA            5,002,000
                 Refunding Bonds (The Aquarium of the South Pacific),
                 5.250%, 11/01/30

        9,000   Orange County, California, Refunding Recovery Bonds, 1995              6/05 at 102.00       AAA            9,681,480
                 Series A, 5.750%, 6/01/15

       12,500   Orange County, California, 1996 Recovery Certificates of               7/06 at 102.00       AAA           13,833,750
                 Participation, Series A, 6.000%, 7/01/26

                Poway Redevelopment Agency, California, Tax Allocation Bonds
                (Paguay Redevelopment Project), Series 2001:
       15,000    5.200%, 6/15/30                                                      12/11 at 101.00       AAA           14,983,650
        5,000    5.125%, 6/15/33                                                      12/11 at 101.00       AAA            4,945,950

       19,300   Sacramento Power Authority, California, Cogeneration Project           7/06 at 102.00       AAA           21,171,328
                 Revenue Bonds, 1995 Series, 5.875%, 7/01/15

        6,500   City of Salinas, California, Housing Facility Refunding Revenue        7/04 at 102.00       AAA            6,771,765
                 Bonds (GNMA Collateralized - Villa Serra Project),
                 Series 1994A, 6.600%, 7/20/30

       10,000   City and County of San Francisco Airports Commission,                  5/06 at 101.00       AAA           10,093,400
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 13B, 5.500%, 5/01/26 (Alternative
                 Minimum Tax)

       11,000   City and County of San Francisco Airports Commission,                  1/08 at 102.00       AAA           10,523,700
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 15A, 5.000%, 5/01/28 (Alternative
                 Minimum Tax)

       18,710   City and County of San Francisco Airports Commission,                  5/11 at 100.00       AAA           18,621,502
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27A, 5.250%, 5/01/26
                 (Alternative Minimum Tax)

       15,000   San Francisco Bay Area Rapid Transit District, California,             7/11 at 100.00       AAA           14,787,000
                 Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36

       66,685   San Joaquin Hills Transportation Corridor Agency, Orange                 No Opt. Call       AAA           24,370,700
                 County, California, Senior Lien Toll Road Revenue Bonds,
                 0.000%, 1/01/21

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Refunding Revenue Bonds, Series 1997A:
       31,615    5.250%, 1/15/30                                                       1/07 at 102.00       AAA           31,543,550
       21,500    0.000%, 1/15/32                                                         No Opt. Call       AAA            4,007,815

       12,525   San Diego Redevelopment Agency, California, Merged Area                8/10 at 101.00       AAA           12,537,776
                 Redevelopment Project Tax Allocation Bonds, Series 2002,
                 5.000%, 8/01/20

       11,000   Santa Ana Financing Authority, California, Police Administration         No Opt. Call       AAA           12,788,270
                 and Housing Facility Lease Revenue Bonds, Series 1994A,
                 6.250%, 7/01/24

        5,500   Santa Clara County Financing Authority, California, Lease             11/04 at 102.00       AAA            6,234,030
                 Revenue Bonds (VMC Facility Replacement Project), 1994 Series A,
                 6.750%, 11/15/20 (Pre-refunded to 11/15/04)

20

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 4.9%

$      10,545   City and County of Denver, Colorado, Airport Revenue Bonds,           11/06 at 101.00       AAA         $ 10,715,302
                 Series 1996D, 5.500%, 11/15/25

       35,995   E-470 Public Highway Authority, Colorado, Senior Revenue                 No Opt. Call       AAA           10,873,370
                 Bonds, Series 1997B, 0.000%, 9/01/23

       30,800   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 102.00       AAA           32,524,800
                 Bonds, Series 2000A, 5.750%, 9/01/35

       11,800   E-470 Public Highway Authority, Colorado, Senior Revenue                9/10 at 74.80       AAA            5,809,966
                 Bonds, Series 2000B, 0.000%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.2%

        2,500   Connecticut Health and Educational Facilities Authority,               7/04 at 101.00       AAA            2,765,600
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A, 7.000%,
                 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6%

        6,000   District of Columbia, Hospital Improvement and Refunding               7/02 at 102.00       AAA            6,163,620
                 Revenue Bonds, Children's Hospital Issue, Series 1992A,
                 6.250%, 7/15/19

        4,800   District of Columbia Housing Finance Agency, Collateralized            6/02 at 102.00       AAA            4,892,208
                 Single Family Mortgage Revenue Bonds, Series 1990B,
                 7.100%, 12/01/24 (Alternative Minimum Tax)

       33,450   District of Columbia, University Revenue Bonds, Georgetown              4/11 at 20.24       AAA            3,907,629
                 University Issue, Series 2001A, 0.000%, 4/01/38

        4,840   Metropolitan Washington Airports Authority, District of               10/11 at 101.00       AAA            4,953,498
                 Columbia, Airport System Revenue Bonds, Series 2001A,
                 5.500%, 10/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.4%

          349   Dade County Housing Finance Authority, Florida, Single Family          6/02 at 102.00       AAA              354,891
                 Mortgage Revenue Refunding Bonds, 1991 Series D,
                 6.950%, 12/15/12

          755   Escambia County Housing Finance Authority, Florida, Single             4/05 at 102.00       AAA              790,946
                 Family Mortgage Revenue Bonds (Multi-County Program),
                 Series 1995, 6.950%, 10/01/27 (Alternative Minimum Tax)

        3,520   Florida Housing Finance Agency, Homeownership Revenue                    No Opt. Call       AAA            3,967,181
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.5%

       13,900   City of Atlanta, Georgia, Water and Wastewater Revenue                 5/12 at 100.00       AAA           13,239,055
                 Bonds, Series 2001A, 5.000%, 11/01/39

        5,000   Glynn-Brunswick Memorial Hospital Authority, Revenue                   8/06 at 102.00       AAA            5,225,600
                 Anticipation Certificates (Southeast Georgia Health Systems
                 Project), Series 1996, 5.250%, 8/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.1%

       24,250   Hawaii Department of Budget and Finance, Special Purpose               5/06 at 101.00       AAA           26,016,613
                 Revenue Bonds (Hawaiian Electric Company, Inc. and
                 Subsidiaries Projects), Series 1996A, 6.200%, 5/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.7%

        2,375   Idaho Housing Agency, Single Family Mortgage Bonds, 1994                 No Opt. Call       Aa1            2,639,456
                 Series B-1, 6.750%, 7/01/22

        2,250   Idaho Housing Agency, Single Family Mortgage Bonds, 1994                 No Opt. Call       Aa1            2,482,763
                 Series B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

        3,035   Idaho Housing Agency, Single Family Mortgage Bonds, 1995               1/05 at 102.00       Aaa            3,143,046
                 Series B, 6.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.8%

        4,055   Central Lake County Joint Action Water Agency, Lake County,            2/03 at 102.00       Aa2            4,167,080
                 Illinois, General Obligation Water Refunding Bonds,
                 Series 1992, 6.000%, 2/01/19

       10,000   City of Chicago, Illinois, General Obligation Bonds (Central           7/02 at 101.50       AAA           10,238,600
                 Public Library Project), Series 1988C, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)

       18,000   City of Chicago, Illinois, Chicago Midway Airport, Revenue             1/09 at 101.00       AAA           16,943,940
                 Bonds, Series 1998A, 5.125%, 1/01/31 (Alternative Minimum Tax)

       12,500   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/04 at 102.00       AAA           12,398,625
                 General Airport Second Lien Revenue Refunding Bonds,
                 1993 Series C, 5.000%, 1/01/18


21



                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                City of Chicago, Illinois, Chicago-O'Hare International Airport,
                Second Lien Passenger Facility Charge Revenue Bonds, Series
                2001E Refunding:
$       4,615    5.500%, 1/01/17 (Alternative Minimum Tax)                             1/11 at 101.00       AAA         $  4,695,993
        4,870    5.500%, 1/01/18 (Alternative Minimum Tax)                             1/11 at 101.00       AAA            4,933,359

       11,000   City of Chicago, Illinois, Senior Lien Water Revenue Bonds,           11/11 at 100.00       AAA           10,528,320
                 Series 2001, 5.000%, 11/01/26

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
       12,355    0.000%, 10/01/09                                                      10/04 at 74.08       AAA            8,243,380
       16,470    0.000%, 4/01/16 (Pre-refunded to 10/01/04)                                  at 47.07       AAA            7,260,800

       10,000   Illinois Development Finance Authority, Revenue Bonds                  5/08 at 101.00       AAA           10,132,600
                 (Provena Health), Series 1998A, 5.500%, 5/15/21

        2,095   Illinois Educational Facilities Authority, Revenue Bonds (Robert      12/07 at 100.00       Aaa            2,160,783
                 Morris College), Series 2000, 5.800%, 6/01/30

        2,180   Illinois Educational Facilities Authority, Revenue Bonds (DePaul      10/10 at 101.00       AAA            2,255,188
                 University), Series 2000, 5.500%, 10/01/19

       20,000   Illinois Health Facilities Authority, Brokaw-Mennonite                 8/02 at 102.00       AAA           20,594,200
                 Association Revenue Refunding Bonds (BroMenn Healthcare),
                 Series 1992, 6.250%, 8/15/18

        7,000   Illinois Health Facilities Authority, Revenue Bonds (Hospital          6/08 at 101.00       Aaa            6,877,500
                 Sisters Services, Inc. Obligated Group), Series 1998A,
                 5.000%, 6/01/18

        4,500   Illinois Health Facilities Authority, Revenue Bonds (Alexian           1/09 at 101.00       AAA            4,397,715
                 Brothers Health System), Series 1999, 5.000%, 1/01/19

       22,410   State of Illinois, General Obligation Bonds (Illinois FIRST            2/12 at 100.00       AAA           21,970,764
                 Program), Series 2002, 5.125%, 2/01/27

        4,560   Macon County, Illinois, Revenue Bonds (Millikin University),          10/05 at 100.00       AAA            5,059,229
                 Series 1995, 6.250%, 10/01/16 (Pre-refunded to 10/01/05)

        5,000   Cook, DuPage, Kane, Lake, McHenry and Will Counties Regional           6/04 at 102.00       AAA            5,530,100
                 Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1994D, 6.750%, 6/01/25 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

       10,500   City of Fort Wayne Hospital Authority, Indiana, Revenue Bonds         11/02 at 102.00     A+***           10,974,495
                 (Parkview Memorial Hospital, Inc. Project), Series 1992,
                 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

       20,000   Indianapolis Local Public Improvement Bond Bank, Indiana,                No Opt. Call       AAA            4,651,000
                 General Obligation Bonds, Series 1999E, 0.000%, 2/01/28

       12,250   City of Lawrenceburg, Indiana, Pollution Control Revenue              10/02 at 102.00       AAA           12,543,143
                 Refunding Bonds (Indiana Michigan Power Company Project),
                 Series D, 7.000%, 4/01/15

        9,545   New Prairie School Building Corporation, LaPorte and St.               7/04 at 102.00       AAA           10,692,691
                 Joseph Counties, Indiana, First Mortgage Bonds, Series 1994,
                 7.200%, 7/15/21 (Pre-refunded to 7/15/04)

       10,000   The Trustees of Purdue University, Indiana, Purdue University          1/12 at 100.00       AAA            9,948,000
                 Student Fee Bonds, Series O, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        5,000   University of Kansas Hospital Authority, Health Facilities             9/09 at 100.00       AAA            5,121,600
                 Revenue Bonds (Kansas University Health System),
                 Series 1999A, 5.650%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.2%

                Louisville and Jefferson County Metropolitan Sewer District,
                Kentucky, Sewer and Drainage System Revenue Bonds, 2001 Series
                A:
       12,980    5.500%, 5/15/34                                                      11/11 at 101.00       AAA           13,273,737
       14,125    5.000%, 5/15/36                                                      11/11 at 101.00       AAA           13,453,498


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.1%

        5,000   Parish of De Soto, Louisiana, Pollution Control Revenue                9/09 at 102.00       AAA            5,305,600
                 Refunding Bonds (Cleco Utility Group Inc. Project), Series 1999,
                 5.875%, 9/01/29

        5,340   City of New Orleans, Louisiana, General Obligation Bonds,              9/02 at 100.00       AAA            5,437,295
                 Series 1992, 7.000%, 9/01/19 (Pre-refunded to 9/01/02)

22

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA (continued)

$       8,050   Orleans Levee District (A Political Subdivision of the State of       12/05 at 103.00       AAA         $  8,647,310
                 Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15

        3,000   Parish of St. Charles, Louisiana, Pollution Control Revenue            6/02 at 101.00       AAA            3,087,150
                 Bonds (Louisiana Power and Light Company Project),
                 Series 1991, 7.500%, 6/01/21 (Alternative Minimum Tax)

        3,500   Parish of Tangipahoa Hospital Service District No. 1,                  2/04 at 102.00       AAA            3,718,925
                 Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.8%

       22,500   Massachusetts Development Finance Authority, Revenue                   1/12 at 101.00       AAA           22,457,925
                 Bonds (WGBH Educational Foundation), Series 2002A,
                 5.375%, 1/01/42

       10,500   Massachusetts Health and Educational Facilities Authority,             7/02 at 102.00       AAA           10,773,735
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        8,400   Massachusetts Health and Educational Facilities Authority,            10/05 at 102.00       AAA            8,962,632
                 Revenue Bonds, Berkshire Health Systems Issue, Series D,
                 6.000%, 10/01/13

        2,960   Massachusetts Health and Educational Facilities Authority,             7/02 at 102.00       AAA            3,036,427
                 Revenue Bonds, South Shore Hospital Issue, Series D,
                 6.500%, 7/01/22

        4,865   Massachusetts Housing Finance Agency, Housing Revenue                 12/05 at 102.00       AAA            5,097,936
                 Refunding Bonds, 1995 Series A, 6.100%, 12/01/16

       35,815   Massachusetts Turnpike Authority, Metropolitan Highway                 1/07 at 102.00       AAA           33,551,134
                 System Revenue Bonds, 1997 Senior Series A, 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.5%

        6,000   City of Detroit, Michigan, General Obligation Bonds, 2001             10/11 at 100.00       AAA            6,201,300
                 Series A-1, 5.375%, 4/01/18

        5,490   City of Detroit School District, Wayne County, Michigan, School          No Opt. Call       AAA            6,205,731
                 Building and Site Improvement Bonds (Unlimited Tax -
                 General Obligation), Series 2001A, 6.000%, 5/01/29

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1999-A:
       15,825    5.750%, 7/01/26 (Pre-refunded to 1/01/10)                             1/10 at 101.00       AAA           17,782,236
       20,000    5.875%, 7/01/27 (Pre-refunded to 1/01/10)                             1/10 at 101.00       AAA           22,637,600

        1,500   City of Detroit, Michigan, Water Supply System Revenue and             7/04 at 102.00       AAA            1,456,980
                 Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/23

       13,700   City of Detroit, Michigan, Water Supply System Revenue                 7/07 at 101.00       AAA           13,136,930
                 Senior Lien Bonds, Series 1997-A, 5.000%, 7/01/27

        8,000   Gaylord Community Schools, Otsego and Antrim Counties,                  5/07 at 37.75       AAA            2,504,240
                 Michigan, 1992 School Building, Site and Refunding Bonds,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/07)

       27,000   Okemos Public School, Ingham County, Michigan, 1991                     5/06 at 34.54       AAA            8,131,050
                 School Building and Site Bonds, Series I, 0.000%, 5/01/21
                 (Pre-refunded to 5/01/06)

                Charter County of Wayne, Michigan, Detroit Metropolitan Wayne
                County Airport, Airport Hotel Revenue Bonds (Limited Tax -
                General Obligation), Series 2001A:
       10,000    5.250%, 12/01/25                                                     12/11 at 101.00       AAA            9,992,800
       10,000    5.000%, 12/01/30                                                     12/11 at 101.00       AAA            9,525,100

        6,850   Charter County of Wayne, Michigan, Detroit Metropolitan               12/08 at 101.00       AAA            7,020,017
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.375%, 12/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.8%

        4,010   Minnesota Housing Finance Agency, Single Family Mortgage               1/04 at 102.00       AA+            4,151,072
                 Bonds, 1994 Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)

        4,390   Minnesota Housing Finance Agency, Single Family Mortgage               7/02 at 102.00       AA+            4,484,034
                 Bonds, 1992 Series E, 6.850%, 1/01/24 (Alternative Minimum Tax)

       13,020   Saint Paul Housing and Redevelopment Authority, Minnesota,            12/11 at 102.00       Aaa           12,958,806
                 Multifamily Housing Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Marian Center-GEAC Project), Series 2001A,
                 3.870%, 6/20/43

23




                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 0.2%

$       2,580   Missouri Housing Development Commission, Single Family                 7/02 at 102.00       AAA         $  2,634,180
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1991 Series C, 6.900%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.2%

       26,000   City of Forsyth, Rosebud County, Montana, Pollution Control            9/02 at 102.00       AAA           26,606,060
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company Colstrip Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.3%

                Director of the State of Nevada, Department of Business and
                Industry, Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                Series 2000:
        5,445    0.000%, 1/01/26                                                         No Opt. Call       AAA            1,432,035
        3,000    0.000%, 1/01/27                                                         No Opt. Call       AAA              745,890
        5,000    0.000%, 1/01/28                                                         No Opt. Call       AAA            1,173,500
       15,000    5.625%, 1/01/34                                                       1/10 at 102.00       AAA           15,358,200
       13,000    5.375%, 1/01/40                                                       1/10 at 100.00       AAA           12,874,420

        3,430   Nevada Housing Division, Single Family Program Bonds, 1994             4/04 at 102.00       Aa2            3,484,949
                 Issue B-1 Senior Bonds, 6.700%, 10/01/17

        2,650   Nevada Housing Division, Single Family Mortgage Bonds,                 4/04 at 102.00       Aa2            2,731,938
                 1994 Series B-2 Senior Bonds, 6.950%, 10/01/26 (Alternative
                 Minimum Tax)

       40,285   Reno, Nevada, Capital Improvement Revenue Bonds, Series                6/12 at 100.00       AAA           40,444,931
                 2002, 5.375%, 6/01/32 (WI, settling 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4%

        4,950   New Hampshire Higher Educational and Health Facilities                 1/03 at 102.00       AAA            5,091,917
                 Authority, Hospital Revenue Bonds, Lakes Region Hospital
                 Association Issue, Series 1993, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.9%

        8,685   Long Island Power Authority, New York, Electric System                 6/08 at 101.00       AAA            8,886,926
                 General Revenue Bonds, Series 1998A, 5.300%, 12/01/19

       10,000   Metropolitan Transportation Authority, New York, Revenue              11/11 at 100.00       AAA            9,619,300
                 Bonds (Dedicated Tax Fund), Series 2001A, 5.000%, 11/15/31

        8,265   City of New York, New York, General Obligation Bonds,                  8/02 at 101.50       AAA            8,487,659
                 Fiscal 1992 Series C, 6.250%, 8/01/10 (Pre-refunded to 8/01/02)

       10,000   City of New York Municipal Water Finance Authority, New                6/06 at 101.00       AAA           10,837,100
                 York, Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26

       15,000   City of New York Municipal Water Finance Authority, New                6/06 at 101.00       AAA           15,125,850
                 York, Water and Sewer System Revenue Bonds, Fiscal 1997
                 Series A, 5.375%, 6/15/26

                New York State Dormitory Authority, City University System
                Consolidated Third General Resolution Revenue Bonds, 1994 Series
                2:
        3,000    6.250%, 7/01/19 (Pre-refunded to 7/01/04)                             7/04 at 100.00       AAA            3,254,910
        6,400    6.750%, 7/01/24 (Pre-refunded to 7/01/04)                             7/04 at 102.00       AAA            7,133,248

        5,000   New York State Urban Development Corporation, Correctional             1/07 at 102.00       AAA            5,186,000
                 Capital Facilities Revenue Bonds, Series 7, 5.700%, 1/01/27

       15,600   Port Authority of New York and New Jersey, Consolidated                1/05 at 101.00       AAA           16,525,392
                 Bonds, Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.9%

        9,000   Lucas County, Ohio, Hospital Improvement Revenue Bonds                 8/02 at 102.00       AAA            9,302,310
                 (St. Vincent Medical Center), Series 1992, 6.625%, 8/15/22

       20,100   Lucas County, Ohio, Hospital Revenue Bonds (Paramedic                 11/09 at 101.00       AAA           20,160,501
                 Healthcare Obligated Group), Series 1999, 5.375%, 11/15/39

        6,540   Ohio Housing Finance Agency, Residential Mortgage Revenue              3/05 at 102.00       Aaa            6,973,210
                 Bonds (GNMA Mortgage-Backed Securities Program), 1995 Series A-2,
                 6.625%, 3/01/26 (Alternative Minimum Tax)

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
       13,750    6.375%, 1/01/29 (Alternative Minimum Tax)                            10/04 at 102.00       AAA           14,906,100
        8,000    6.375%, 4/01/29 (Alternative Minimum Tax)                            10/04 at 102.00       AAA            8,672,640

24

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.1%

$      17,170   Oklahoma Housing Finance Agency, GNMA Collateralized                     No Opt. Call       AAA         $ 19,161,205
                 Single Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        5,245   Oklahoma Industries Authority, Revenue Bonds (Oklahoma                 2/11 at 100.00       Aaa            5,253,654
                 Medical Research Foundation Project), Series 2001,
                 5.250%, 2/01/21

          935   Tulsa County Home Finance Authority, Oklahoma, GNMA                    6/02 at 101.50       AAA              950,839
                 Collateralized Mortgage Revenue Bonds, Series 1991C,
                 7.100%, 6/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3%

        3,820   Oregon Housing and Community Services Department,                      7/05 at 102.00       Aa2            3,976,811
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1995 Series A, 6.450%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.8%

        7,120   Lehigh County General Purpose Authority, Pennsylvania,                 7/04 at 102.00       AAA            7,820,608
                 Hospital Revenue Bonds (Lehigh Valley Hospital, Inc.),
                 Series 1994A, 6.250%, 7/01/22 (Pre-refunded to 7/01/04)

        8,950   Montgomery County Industrial Development Authority,                    6/02 at 102.00       AAA            9,161,578
                 Pennsylvania, Pollution Control Revenue Refunding Bonds (Philadelphia
                 Electric Company Project), 1992 Series A, 6.625%, 6/01/22

        5,250   City of Philadelphia, Pennsylvania, Water and Wastewater              11/12 at 100.00       AAA            5,260,500
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.0%

        2,195   Providence Housing Development Corporation, Rhode Island,              7/04 at 102.00       AAA            2,293,556
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Barbara Jordan Apartments Project), Series 1994A, 6.750%, 7/01/25

       20,475   Rhode Island Depositors Economic Protection Corporation,               2/11 at 100.00       AAA           22,198,586
                 Special Obligation Refunding Bonds, 1992 Series B,
                 5.250%, 8/01/21 (Pre-refunded to 2/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, 1988 Refunding Series:
        9,190    0.000%, 1/01/13 (Pre-refunded to 1/01/10)                              1/10 at 79.60       AAA            5,231,499
       12,810    0.000%, 1/01/13                                                         No Opt. Call       AAA            7,650,516

       17,300   South Carolina Jobs and Economic Development Authority,                8/03 at 102.00       AAA           17,378,369
                 Hospital Revenue Refunding and Improvement Bonds
                 (South Carolina Baptist Hospital), Series 1993D (Linked
                 Shorts and Longs), 5.550%, 8/01/21

                South Carolina Jobs and Economic Development Authority,
                Hospital Facilities Revenue Bonds (Oconee Memorial Hospital,
                Inc.), Series 1995:
        3,000    6.150%, 3/01/15                                                       3/05 at 102.00       AAA            3,192,030
          600    6.150%, 3/01/25                                                       3/05 at 102.00       AAA              637,728


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.5%

        6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/11 at 100.00       AAA            6,588,038
                 Revenue Bonds, Series 2001A, 5.500%, 3/01/18 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.2%

       22,650   Brazos River Authority, Texas, Revenue Refunding Bonds                 5/08 at 102.00       AAA           22,599,038
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 5/01/19 (Optional put 5/01/08)

        9,500   Coastal Bend Health Facilities Development Corporation, Texas,        11/02 at 102.00       AAA            9,908,310
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22 (Pre-refunded to 11/15/02)

       11,460   Dallas County Utility and Reclamation District, Texas,                 2/05 at 100.00       AAA           11,878,863
                 Unlimited Tax Refunding Bonds, Series 1999B, 5.875%, 2/15/29

       25,000   Harris County-Houston Sports Authority, Texas, Junior Lien            11/11 at 100.00       AAA           23,984,000
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
        9,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09)                              8/09 at 53.84       AAA            3,552,930
       39,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09)                              8/09 at 50.26       AAA           14,372,280
        7,280    0.000%, 8/15/20 (Pre-refunded to 8/15/09)                              8/09 at 46.91       AAA            2,508,033
        5,085    0.000%, 8/15/21 (Pre-refunded to 8/15/09)                              8/09 at 43.80       AAA            1,632,997

        6,570   City of Houston, Texas, General Obligation Public Improvement          3/11 at 100.00       AAA            6,727,286
                 Bonds, Series 2001A, 5.375%, 3/01/19

25

                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       4,170   City of Houston, Texas, Airport System Subordinate Lien                7/10 at 100.00       AAA         $  4,198,273
                 Revenue Bonds, Series 2000B, 5.500%, 7/01/30

        8,225   City of Houston, Texas, Airport System Subordinate Lien                7/07 at 100.00       AAA            8,052,357
                 Revenue Bonds, Series 1997 Refunding, 5.125%, 7/01/22
       18,500   City of Houston, Texas, Hotel Occupancy Tax and Special                9/11 at 100.00       AAA           17,878,215
                 Revenue Bonds (Convention Project), Series 2001B,
                 5.250%, 9/01/33

       12,826   Houston Housing Finance Corporation, Texas, Multifamily                9/11 at 105.00       Aaa           13,768,198
                 Housing Revenue Bonds (RRG Apartments Project -
                 GNMA Collateralized Mortgage), Series 2001, 6.350%, 3/20/42

       23,865   Jefferson County Health Facilities Development Corporation,            8/11 at 100.00       AAA           23,885,285
                 Texas, FHA-Insured Mortgage Revenue Bonds (Baptist Hospital of
                 Southeast Texas), Series 2001, 5.500%, 8/15/41

        8,205   Lower Colorado River Authority, Texas, Refunding and                   5/11 at 100.00       AAA            8,022,521
                 Improvement Revenue Bonds, Series 2001A, 5.000%, 5/15/21

                Port of Houston Authority of Harris County, Texas, Unlimited Tax
                General Obligation Port Improvement Bonds, Series 2001B:
        3,205    5.500%, 10/01/18 (Alternative Minimum Tax)                           10/11 at 100.00       AAA            3,262,594
        3,375    5.500%, 10/01/19 (Alternative Minimum Tax)                           10/11 at 100.00       AAA            3,425,625

        7,205   City of San Antonio, Texas, Airport System Improvement                 7/11 at 101.00       AAA            7,374,534
                 Revenue Bonds, Series 2001, 5.375%, 7/01/15 (Alternative
                 Minimum Tax)

                Tarrant County Health Facilities Development Corporation, Texas,
                Health Resources System Revenue Bonds, Series 1997A:
        2,900    5.250%, 2/15/22                                                       2/08 at 102.00       AAA            2,794,353
        6,500    5.000%, 2/15/26                                                       2/08 at 101.00       AAA            5,986,955

       13,875   Texas Department of Housing and Community Affairs, Single              9/06 at 102.00       AAA           14,319,416
                 Family Mortgage Revenue Bonds, 1996 Series D,
                 6.250%, 9/01/28 (Alternative Minimum Tax)

        1,840   Ysleta Independent School District, Texas, Lease Revenue              11/09 at 100.00       AAA            1,839,945
                 Refunding Bonds (Public Facility Corporation), Series 2001,
                 5.375%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6%

        5,800   Utah Housing Finance Agency, Multifamily Housing Refunding             7/02 at 102.00        AA            5,922,844
                 Bonds (FHA-Insured Mortgage Loans), 1992 Issue A,
                 7.400%, 7/01/24

          910   Utah Housing Finance Agency, Single Family Mortgage Bonds              7/04 at 102.00       Aaa              932,732
                 (Federally Insured or Guaranteed Mortgage Loans), 1994 Issue D,
                 6.750%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8%

       10,000   Virginia Housing Development Authority, Commonwealth                   7/11 at 100.00       AAA            9,999,200
                 Mortgage Bonds, 2001 Series H, Subseries H-1, 5.375%, 7/01/36


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.7%

       34,635   King County, Washington, Sewer Revenue Bonds, Series 2001,             1/12 at 100.00       AAA           32,647,644
                 5.000%, 1/01/31

        3,195   Kitsap County, Washington, Limited Tax General Obligation              7/10 at 100.00       AAA            3,248,324
                 Bonds, Series 2000, 5.500%, 7/01/25

        4,250   Public Utility District No. 1, Snohomish County, Washington,           7/02 at 102.00       AAA            4,870,754
                 Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16

        3,820   Washington Public Power Supply System, Nuclear Project No. 1           7/02 at 102.00       AAA            3,920,503
                 Refunding Revenue Bonds, Series  1992A, 6.250%, 7/01/17

        4,345   Washington Public Power Supply System, Nuclear Project No. 1           7/07 at 102.00       AAA            4,368,245
                 Refunding Revenue Bonds, Series  1997A, 5.125%, 7/01/17

        8,500   Washington Public Power Supply System, Nuclear Project No. 3           7/03 at 102.00       AAA            8,668,809
                 Refunding Revenue Bonds, Series  1993B, 5.600%, 7/01/17


26

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 0.9%

$      10,000   Harrison County Commission, West Virginia, Solid Waste                 5/03 at 102.00       AAA      $   10,539,799
                 Disposal Revenue Bonds (West Penn Power Company Harrison
                 Station Project), Series B, 6.300%, 5/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.4%

        8,270   Wisconsin Housing and Economic Development Authority,                  7/02 at 102.00       AAA           8,447,060
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

       15,000   Wisconsin Health and Educational Facilities Authority,                 2/07 at 102.00       AAA          15,382,949
                 Revenue Bonds (Marshfield Clinic Project), Series 1997,
                 5.750%, 2/15/27

       18,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/07 at 102.00       AAA          18,210,419
                 Bonds (Aurora Healthcare, Inc.), Series 1997, 5.250%, 8/15/17


-----------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 1.1%

       13,965   Wyoming Community Development Authority, Housing                      12/07 at 101.50       AAA          14,105,906
                 Revenue Bonds, Series 6, 5.600%, 6/01/29
-----------------------------------------------------------------------------------------------------------------------------------

$   2,158,700   Total Investments (cost $1,807,030,117) - 153.4%                                                       1,892,381,291
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 3.3%

       13,000   Hapeville Development Authority, Georgia, Industrial                                        P-1          13,000,000
                 Development Revenue Bonds (Hapeville Hotel Project),
                 Variable Rate Demand Bonds, 1.650%, 11/01/15+

        5,000   Missouri Health and Educational Facilities Authority, Health                               A-1+           5,000,000
                 Facilities Revenue Bonds (St. Francis Medical Center),
                 Series 1996A, Variable Rate Demand Bonds, 1.650%, 6/01/26+

       20,000   New York City Transitional Finance Authority, New York, Future                           VMIG-1          20,000,000
                 Tax Secured Bonds, Fiscal 1998 Series C, Variable Rate
                 Demand Obligations, 1.650%, 5/01/28+

        2,700   Port Authority of New York and New Jersey, Special Obligation                            VMIG-1           2,700,000
                 Bonds (Versatile Structure), Third Series, Variable Rate
                 Demand Bonds, 1.700%, 6/01/20+
------------------------------------------------------------------------------------------------------------------------------------

$      40,700   Total Short-Term Investments (cost $40,700,000)                                                          40,700,000
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - (1.6)%                                                                  (19,327,258)
                --------------------------------------------------------------------------------------------------------------------

                Preferred Shares, at Liquidation Value - (55.1)%                                                       (680,000,000)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets Applicable to Common Shares - 100%                                                         $1,233,754,033
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                (WI) Security purchased on a when-issued basis.

                + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                         Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                         Portfolio of
                                  Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 2.7%

$       5,380   Mobile Board of Water and Sewer Commissioners, Alabama,                1/12 at 100.00       AAA         $  5,442,677
                 Water and Sewer Revenue Bonds, Series 2002, 5.250%, 1/01/21

        2,450   City of Montgomery BMC Special Care Facilities Financing              12/02 at 102.00       AAA            2,562,798
                 Authority, Alabama, Revenue Bonds (Baptist Medical Center),
                 Series 1992-B, 6.700%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.0%

        2,890   Alaska Housing Finance Corporation, Governmental Purpose              12/05 at 102.00       AAA            2,939,275
                 Bonds, 1995 Series A, 5.875%, 12/01/24


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 38.3%

                Abag Finance Authority for Nonprofit Corporations, Insured
                Certificates of Participation (Children's Hospital Medical
                Center of Northern California), Series 1999:
        6,750    5.875%, 12/01/19                                                     12/09 at 101.00       AAA            7,291,620
       10,000    6.000%, 12/01/29                                                     12/09 at 101.00       AAA           10,901,400

        5,000   Antioch Area Public Facilities Financing Agency, Community             8/09 at 101.00       AAA            5,270,850
                 Facilities District No. 1989-1, Contra Costa County, California,
                 Special Tax Bonds, Series 1999, 5.700%, 8/01/22

        3,250   California Pollution Control Financing Authority, Pollution            4/11 at 102.00       AAA            3,325,433
                 Control Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 1996A Series Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax)

       10,000   State of California, Veterans General Obligation Bonds, 2001           6/07 at 101.00       AAA            9,897,800
                 Series BZ, 5.350%, 12/01/21 (Alternative Minimum Tax)

          685   Kern County Housing Authority, California, Guaranteed Tax-               No Opt. Call       AAA              771,022
                 Exempt Mortgage Obligations, 1994 Series A, Subseries I,
                 7.150%, 12/30/24 (Alternative Minimum Tax)

          550   Kern County Housing Authority, California, Guaranteed Tax-               No Opt. Call       AAA              621,924
                 Exempt Mortgage Obligations, 1994  Series A, Subseries III,
                 7.450%, 6/30/25 (Alternative Minimum Tax)

        5,605   La Verne-Grand Terrace Housing Finance Agency, California,               No Opt. Call       AAA            7,996,710
                 Single Family Residential Mortgage Revenue Bonds,
                 1984 Series A, 10.250%, 7/01/17

        5,840   Lancaster Redevelopment Agency, California, Tax Allocation             8/02 at 101.50       AAA            5,982,146
                 Refunding Bonds (Lancaster Residential Redevelopment Project Area),
                 Issue 1992, 6.100%, 8/01/19

       11,080   City of Lodi, California, Electric System Revenue Certificates of       1/09 at 40.71       AAA            3,410,867
                 Participation, 1999 Series B, 0.000%, 1/15/24
                 (Pre-refunded to 1/15/09)

        5,000   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call       AAA            6,562,600
                 County, California, 1995 Revenue Refunding Bonds
                 (Project No. 1), 7.400%, 8/01/25

        8,880   City of Pomona, California, Single Family Mortgage Revenue               No Opt. Call       AAA           11,316,139
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed
                 Securities), Series 1990B, 7.500%, 8/01/23

       10,305   City of San Bernardino, California, Single Family Mortgage               No Opt. Call       AAA           13,159,794
                 Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities), Series 1990A, 7.500%, 5/01/23

       14,755   San Bernardino County, California, Single Family Mortgage                No Opt. Call       AAA           18,760,097
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1988 Series A, 8.300%, 9/01/14 (Alternative Minimum Tax)

        4,300   City and County of San Francisco Airports Commission,                  5/11 at 100.00       AAA            4,298,538
                 California, San Francisco International Airport, Second
                 Series Revenue Refunding Bonds, Issue 27A, 5.125%, 5/01/19

        2,000   City of Santa Barbara, California, Certificates of Participation      10/02 at 102.00       AAA            2,046,980
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.6%

        6,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 102.00       AAA            6,366,780
                 Bonds, Series 2000A, 5.750%, 9/01/29

        1,225   Summit School District RE-1, Summit County, Colorado,                 12/04 at 100.00       AAA            1,354,274
                 General Obligation Improvement Bonds, Series 1994,
                 6.700%, 12/01/14 (Pre-refunded to 12/01/04)

28

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 2.5%

$      30,000   Miami-Dade County, Florida, Subordinate Special Obligation              4/08 at 37.30       AAA         $  7,347,300
                 Bonds, Series 1997A, 0.000%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.9%

       10,000   Burke County Development Authority, Georgia, Pollution                 1/03 at 103.00       AAA           10,710,600
                 Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                 Project), Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

        6,500   Georgia Medical Center Hospital Authority, Revenue                     8/09 at 102.00       AAA            6,614,920
                 Anticipation Certificates (Columbus Regional Healthcare
                 System, Inc. Project), Series 1999, 5.500%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 4.9%

        8,030   State of Hawaii, Airports System Revenue Bonds, Refunding              7/10 at 101.00       AAA            9,006,127
                 Series 2000B, 6.500%, 7/01/15 (Alternative Minimum Tax)

                Hawaii Department of Budget and Finance, Special Purpose
                Revenue Bonds (Hawaiian Electric Company, Inc. and
                Subsidiaries Projects), Series 1999D:
        2,250    6.150%, 1/01/20 (Alternative Minimum Tax)                             1/09 at 101.00       AAA            2,400,660
        2,750    6.200%, 11/01/29 (Alternative Minimum Tax)                           11/09 at 101.00       AAA            2,937,440


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 20.4%

       10,000   City of Chicago, Illinois, General Obligation Refunding Bonds,         1/10 at 101.00       AAA           10,103,500
                 Series 2000D, 5.500%, 1/01/35

        8,200   Board of Education of the City of Chicago, Illinois, General             No Opt. Call       AAA            9,449,106
                 Obligation Lease Certificates, 1992 Series A, 6.250%, 1/01/15

       23,610   Illinois Development Finance Authority, Local Government                 No Opt. Call       Aaa           10,974,872
                 Program Bonds (Elgin School District No. U46, Kane, Cook and
                 DuPage Counties), Series 2002, 0.000%, 1/01/17

       10,010   Illinois Development Finance Authority, Revenue Bonds                  2/05 at 102.00       AAA           10,080,270
                 (Catholic Health Partners Services), Series 1995A, 5.300%, 2/15/18

       10,150   Onterie Center Housing Finance Corporation (An Illinois Not            7/02 at 102.00       AAA           10,407,607
                 For Profit Corporation), Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Onterie Center Project), Series 1992A,
                 7.050%, 7/01/27

        3,225   Cook, DuPage, Kane, Lake, McHenry and Will Counties                      No Opt. Call       AAA            4,189,243
                 Regional Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/09

        4,000   St. Clair County Public Building Commission, Illinois, Public         12/02 at 102.00       AAA            4,121,120
                 Building Revenue Bonds, Series 1992, 6.350%, 12/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        5,375   Indiana Health Facility Financing Authority, Hospital Revenue          5/02 at 102.00       AAA            5,500,399
                 Refunding and Improvement Bonds (Community Hospitals
                 Projects), Series 1992, 6.400%, 5/01/12


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.3%

        6,500   Daviess County, Kentucky, Insured Hospital Revenue Bonds               8/02 at 102.00       AAA            6,705,595
                 (ODCH, Inc. Project), 1992 Series A, 6.250%, 8/01/22
                 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.3%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
        5,000    6.375%, 2/01/12 (Pre-refunded to 2/01/03)                             2/03 at 102.00       AAA            5,270,150
        4,000    6.450%, 2/01/22 (Pre-refunded to 2/01/03)                             2/03 at 102.00       AAA            4,218,320


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7%

        5,000   Maryland Transportation Authority, Baltimore-Washington                3/12 at 101.00       AAA            4,959,700
                 International Airport, Parking Revenue Bonds, Series 2002B,
                5.125%, 3/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.9%

        8,335   Massachusetts Health and Educational Facilities Authority,             7/02 at 102.00       AAA            8,552,293
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25



29




                            Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 4.5%

$       2,250   City of Kalamazoo Hospital Finance Authority, Michigan,                5/06 at 102.00       AAA         $  2,353,095
                 Hospital Revenue Refunding and Improvement Bonds (Bronson
                 Methodist Hospital), Series 1996, 5.750%, 5/15/16

        6,500   Michigan Higher Education Student Loan Authority, Student                No Opt. Call       AAA            6,899,490
                 Loan Refunding Revenue Bonds, Series XII-T, 5.300%, 9/01/10
                 (Alternative Minimum Tax)

        3,810   Michigan Housing Development Authority, Limited Obligation             8/12 at 102.00       Aaa            3,736,772
                 Multifamily Housing Revenue Bonds (GNMA Collateralized Program -
                 Cranbrook Apartments), Series 2001A, 5.500%, 2/20/43
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.1%

        4,900   Minneapolis-St. Paul Metropolitan Airports Commission,                 1/10 at 101.00       AAA            5,331,886
                 Minnesota, Airport Revenue Bonds, Series 2000B,
                 6.000%, 1/01/14 (Alternative Minimum Tax)

        4,860   Minneapolis-St. Paul Metropolitan Airports Commission,                 1/11 at 100.00       AAA            5,167,978
                 Minnesota, Airport Revenue Bonds, Series 2001B,
                 5.750%, 1/01/15 (Alternative Minimum Tax)

        1,340   Minnesota Housing Finance Agency, Rental Housing Bonds,                2/05 at 102.00       AAA            1,372,039
                 1995 Series D, 5.950%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.5%

        7,495   Jefferson County Industrial Development Authority, Missouri,           8/07 at 100.00       AAA           10,136,163
                 Housing Revenue Bonds (Richardson Road Apartments Project),
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 4.6%

       13,000   City of Forsyth, Rosebud County, Montana, Pollution Control            9/02 at 102.00       AAA           13,303,030
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company Colstrip Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.2%

       10,000   Clark County, Nevada, Airport System Subordinate Lien                  7/11 at 100.00       AAA            9,903,000
                 Revenue Bonds, Series 2001B, 5.125%, 7/01/21

        5,050   Washoe County, Nevada, Gas and Water Facilities Refunding              7/02 at 102.00       AAA            5,194,077
                 Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987 Remarketed, 6.300%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.1%

        7,645   Metropolitan Transportation Authority, New York, Transit                 No Opt. Call       AAA            9,075,762
                 Facilities Revenue Bonds, Series J, 9.100%, 7/01/05


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.4%

        3,640   Oklahoma Housing Finance Agency, GNMA Collateralized                     No Opt. Call       AAA            4,062,131
                 Single Family Mortgage Revenue Bonds,  Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        5,440   Sapulpa Municipal Authority, Oklahoma, Capital Improvement             7/10 at 101.00       AAA            5,718,474
                 Revenue Bonds, Series 2000 Refunding, 5.625%, 7/01/20

        3,000   Tulsa Industrial Authority, Oklahoma, Multifamily Housing             11/05 at 103.00       Aaa            3,127,440
                 Revenue Refunding Bonds (GNMA Collateralized - Country Club of
                 Woodland Hills Development), Series 1995, 6.250%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.8%

        5,000   Oregon Health, Housing, Educational and Cultural Facilities            3/12 at 105.00       Aaa            5,378,250
                 Authority, Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program - Necanicum Village Assisted Living Project),
                 2001 Series A, 5.000%, 6/20/42


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.7%

       19,140   Montgomery County Industrial Development Authority,                    6/02 at 102.00       AAA           19,592,470
                 Pennsylvania, Pollution Control Revenue Refunding Bonds (Philadelphia
                 Electric Company Project), 1992 Series A, 6.625%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.5%

       10,000   Piedmont Municipal Power Agency, South Carolina, Electric              7/02 at 101.00       AAA           10,189,500
                 Revenue Refunding Bonds, Series 1991, 6.250%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8%

        5,000   Health and Educational Facilities Board of the Metropolitan           11/09 at 101.00       AAA            5,267,650
                 Government of Nashville and Davidson County, Tennessee, Revenue
                 Bonds (Ascension Health Credit Group), Series 1999A,
                 6.000%, 11/15/30

30

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 9.6%

$       5,000   Bexar County, Texas, Health System Revenue Refunding Bonds            11/07 at 102.00       AAA       $   4,900,650
                 (Baptist Health System), Series A-1, 5.250%, 11/15/27

          755   Corpus Christi Housing Finance Corporation, Texas, Single              7/02 at 102.00       AAA             780,293
                 Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11

       12,500   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth             11/09 at 100.00       AAA          12,274,750
                 International Airport, Joint Revenue Refunding and Improvement
                 Bonds, Series 2001A, 5.500%, 11/01/35 (Alternative Minimum Tax)

          680   City of El Paso Property Finance Authority, Inc., Texas, Single        6/02 at 103.00       Aaa             701,066
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1992A, 8.700%, 12/01/18
                 (Alternative Minimum Tax)

        1,600   Harris County, Texas, Toll Road Senior Lien Revenue                    8/02 at 100.00       AAA           1,605,856
                 Refunding Bonds, Series 1992B, 6.625%, 8/15/17

        7,600   City of San Antonio, Texas, Airport System Improvement                 7/11 at 101.00       AAA           7,730,492
                 Revenue Bonds, Series 2001, 5.375%, 7/01/16 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.3%

        3,635   Virginia Housing Development Authority, Commonwealth                   7/11 at 100.00       AAA           3,651,903
                 Mortgage Bonds, 2001 Series C, Subseries C-2,
                 5.450%, 7/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.7%

        4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B,             10/11 at 100.00       AAA           4,888,842
                 5.625%, 4/01/17 (Alternative Minimum Tax)

        1,650   Port of Seattle, Washington, Special Facility Revenue                  3/10 at 101.00       AAA           1,739,447
                 Bonds (Terminal 18 Project), Series 1999C, 6.000%, 9/01/29
                 (Alternative Minimum Tax)

        6,990   Washington Public Power Supply System, Nuclear Project No.1            7/08 at 102.00       AAA           7,059,689
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.1%

        6,000   Mason County, West Virginia, Pollution Control Revenue                 6/02 at 102.00       AAA           6,140,879
                  Bonds (Appalachian Power Company Project), Series I, 6.850%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------

$     454,075   Total Investments (cost $419,044,230) - 151.3%                                                          441,112,020
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 3.9%                                                                    11,321,575
                --------------------------------------------------------------------------------------------------------------------

                Preferred Shares, at Liquidation Value - (55.2)%                                                       (161,000,000)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets Applicable to Common Shares - 100%                                                         $ 291,433,595
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                            Portfolio of
                                       Investments April 30, 2002 (Unaudited)





   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 3.8%

                Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997D:
$       5,000    5.700%, 2/01/20                                                       2/07 at 101.00       AAA         $  5,208,150
        8,800    5.750%, 2/01/22                                                       2/07 at 101.00       AAA            9,169,600

        2,500   City of Mobile, Alabama, General Obligation Refunding                  2/06 at 102.00       AAA            2,777,725
                 Warrants, Series 1996, 5.750%, 2/15/16 (Pre-refunded to 2/15/06)

        2,000   City of Scottsboro, Alabama, General Obligation School                 7/06 at 102.00       AAA            2,131,500
                 Warrants, Series 1996-B, 5.750%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.5%

        2,350   Alaska Housing Finance Corporation, Mortgage Revenue                   6/06 at 102.00       AAA            2,450,580
                 Bonds, 1996 Series A, 6.050%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 9.6%

        6,450   California Housing Finance Agency, Multi-Unit Rental Housing           2/03 at 102.00       Aa2            6,605,897
                 Revenue Bonds, Series 1992A-II, 6.625%, 2/01/24 (Alternative
                 Minimum Tax)

        9,350   State of California, Veterans General Obligation Bonds, 2001           6/07 at 101.00       AAA            9,254,443
                 Series BZ, 5.350%, 12/01/21 (Alternative Minimum Tax)

       31,200   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 24.23       AAA            4,725,864
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/34

        6,850   Orange County, California, 1996 Recovery Certificates of               7/06 at 102.00       AAA            7,580,895
                 Participation, Series A, 6.000%, 7/01/26

       13,000   Sacramento Financing Authority, California, Capital                   12/09 at 102.00       AAA           14,055,470
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), Series 1999, 5.800%, 12/01/19

                San Leandro Housing Finance Corporation, California, Mortgage
                Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Ashland
                Village Apartments Section 8 Assisted Project), Series 1993A:
        1,335    6.550%, 1/01/12                                                       7/02 at 102.00       AAA            1,363,569
        5,100    6.650%, 1/01/25                                                       7/02 at 102.00       AAA            5,198,430


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.9%

                Colorado Health Facilities Authority, Hospital Revenue Bonds
                (Poudre Valley Healthcare, Inc.), Series 1999A:
        2,480    5.625%, 12/01/19                                                     12/09 at 101.00       Aaa            2,582,622
        3,500    5.750%, 12/01/23                                                     12/09 at 101.00       Aaa            3,647,770

       12,955   City and County of Denver, Colorado, Airport System Revenue           11/05 at 102.00       AAA           13,376,815
                 Bonds, Series 1995A, 5.600%, 11/15/20


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.8%

        5,000   District of Columbia, Hospital Improvement and Refunding               7/02 at 102.00       AAA            5,136,350
                 Revenue Bonds, Children's Hospital Issue, Series 1992A,
                 6.250%, 7/15/19

        3,765   District of Columbia Housing Finance Agency, Collateralized            6/03 at 102.00       AAA            3,827,800
                 Single Family Mortgage Revenue Bonds, Series 1990C-4,
                 6.350%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.6%

        3,000   Valdosta and Lowndes County Hospital Authority, Georgia,              10/12 at 101.00       AAA            2,997,240
                 South Georgia Medical Center Project Revenue Certificates,
                 Series 2002, 5.200%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 8.7%

                State of Hawaii, Airports System Revenue Bonds, Refunding
                Series 2000B:
        6,105    6.100%, 7/01/16 (Alternative Minimum Tax)                             7/10 at 101.00       AAA            6,633,937
        9,500    6.625%, 7/01/17 (Alternative Minimum Tax)                             7/10 at 101.00       AAA           10,631,735
        2,000    6.625%, 7/01/18 (Alternative Minimum Tax)                             7/10 at 101.00       AAA            2,231,100

       24,000   Hawaii Department of Budget and Finance, Special Purpose               7/10 at 101.00       AAA           24,788,400
                 Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiary
                 Projects), Refunding Series 2000, 5.700%, 7/01/20
                 (Alternative Minimum Tax)

32

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.4%

$       1,915   Idaho Housing and Finance Association, Single Family                   1/08 at 101.50       AAA         $  1,986,602
                 Mortgage Bonds, 1998 Series E, 5.450%, 7/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 18.3%

        2,500   City of Aurora, Kane, DuPage, Kendall and Will Counties,               1/05 at 100.00       AAA            2,688,500
                 Illinois, General Obligation Corporate Purpose Bonds,
                 Series 1996, 5.800%, 1/01/14 (Pre-refunded to 1/01/05)

        1,500   City of Chicago, Illinois, General Obligation Bonds, Project           7/05 at 102.00       AAA            1,674,000
                 Series 1995, 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

        8,370   City of Chicago, Illinois, Chicago Midway Airport, Revenue             1/07 at 101.00       AAA            8,691,994
                 Bonds, Series 1996A, 5.625%, 1/01/17

                City of Chicago, Illinois, Chicago Midway Airport, Revenue
                Bonds, 1994 Series A:
          280    6.100%, 1/01/08 (Alternative Minimum Tax)                             1/04 at 102.00       AAA              293,440
          710    6.250%, 1/01/14 (Alternative Minimum Tax)                             1/04 at 102.00       AAA              751,230

        8,235   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/05 at 102.00       AAA            8,849,825
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15

       10,000   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/10 at 101.00       AAA           10,175,500
                 General Airport Second Lien Revenue Refunding Bonds,
                 1999 Series, 5.500%, 1/01/17 (Alternative Minimum Tax)

                Illinois Development Finance Authority, Local Government Program
                Bonds (Elgin School District No. U46, Kane, Cook and DuPage
                Counties), Series 2002:
       22,215    0.000%, 1/01/18                                                         No Opt. Call       Aaa            9,704,178
       18,180    0.000%, 1/01/20                                                         No Opt. Call       Aaa            6,989,301

        9,680   City of Chicago Educational Facilities Authority, Illinois,            6/08 at 100.00       AAA            9,501,501
                 Columbia College Revenue Bonds, Series 1998,
                 5.000%, 12/01/20

        1,950   Illinois Health Facilities Authority, Health Facilities Refunding        No Opt. Call       AAA            2,299,635
                 Revenue Bonds (SSM Healthcare), Series 1992AA, 6.550%, 6/01/14

                Illinois Health Facilities Authority, Revenue Bonds (Lutheran
                General Health System), Series 1993A:
        4,355    6.125%, 4/01/12                                                         No Opt. Call       AAA            4,900,812
        5,000    6.250%, 4/01/18                                                         No Opt. Call       AAA            5,777,250

        2,815   Illinois Housing Development Authority, Housing Development            1/04 at 102.00        A+            2,884,868
                 Bonds, 1993 Series A, 6.000%, 7/01/18

        1,770   Illinois Health Facilities Authority, Revenue Bonds (Elmhurst          7/02 at 101.50       AAA            1,810,675
                 Memorial Hospital), Series 1991, 6.625%, 1/01/22

        6,335   Metropolitan Pier and Exposition Authority, Illinois, McCormick        6/03 at 102.00       AAA            6,773,699
                 Place Expansion Project Bonds, Series 1992A,
                 6.500%, 6/15/22 (Pre-refunded to 6/15/03)

        1,390   City of Peoria, Moline and Freeport, Illinois, Collateralized         10/05 at 105.00       AAA            1,520,813
                 Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)

       17,010   Community Unit School District No. 365U, Will County, Illinois,          No Opt. Call       AAA            8,056,446
                 General Obligation Bonds (Valley View Public Schools),
                 Series 2002, 0.000%, 11/01/16


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.7%

        1,000   Fort Wayne South Side School Building Corporation, Allen               1/04 at 102.00       AAA            1,080,490
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 6.125%, 1/15/12 (Pre-refunded to 1/15/04)

        2,220   Indiana Municipal Power Agency, Power Supply System                    1/03 at 102.00       AAA            2,326,405
                 Revenue Bonds, 1993 Series A, 6.125%, 1/01/19

        5,285   Logansport School Building Corporation, Indiana, First                 7/11 at 100.00       AAA            5,232,837
                 Mortgage Bonds, Series 2001, 5.125%, 1/15/22


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.3%

          515   City of Olathe, Kansas and Labette Counties, Kansas,                   2/05 at 105.00       Aaa              554,516
                 Collateralized Single Family Mortgage Refunding Revenue
                 Bonds, Series A-I, 8.100%, 8/01/23 (Alternative Minimum Tax)

          975   Sedwick and Shawnee Counties, Kansas, Collateralized Single           11/04 at 105.00       Aaa            1,068,883
                 Family Mortgage Refunding Revenue  Bonds, Series A-II, 8.050%,
                 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.0%

       23,340   Kentucky Economic Development Finance Authority, Health                  No Opt. Call       AAA            5,207,854
                 System Revenue Bonds (Norton Healthcare Inc.),
                 Series 2000B, 0.000%, 10/01/28



33



                            Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 3.8%

$       5,000   Massachusetts Housing Finance Agency, Housing Project                  4/03 at 102.00       AAA         $  5,146,050
                 Revenue Bonds, Series 1993A Refunding, 6.150%, 10/01/15

        6,295   Massachusetts Housing Finance Agency, Single Family                    6/06 at 102.00       AAA            6,551,081
                 Housing Revenue Bonds, Series 48, 6.350%, 6/01/26
                 (Alternative Minimum Tax)

        4,695   Massachusetts Housing Finance Agency, Single Family                    6/07 at 102.00       AAA            4,852,376
                 Housing Revenue Bonds, Series 53, 6.150%, 12/01/29
                 (Alternative Minimum Tax)

        2,550   Massachusetts Housing Finance Agency, Rental Housing                   7/02 at 100.00       AAA            2,551,148
                 Mortgage Revenue Bonds, Series 2001A, 6.000%, 1/01/43
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.9%

        4,705   The Board of Control of Grand Valley State University,                12/10 at 100.00       AAA            4,761,507
                 Michigan, General Revenue Bonds, Series 2000,
                 .250%, 12/01/20

        9,250   Michigan Public Power Agency, Belle River Project Refunding            1/03 at 102.00       AAA            9,305,315
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

       10,000   Michigan Housing Development Authority, Rental Housing                 4/07 at 102.00       AAA           10,353,800
                 Revenue Bonds, 1997 Series A, 6.000%, 4/01/16
                 (Alternative Minimum Tax)

       10,000   Monroe County, Michigan, Pollution Control Revenue Bonds               9/03 at 102.00       AAA           10,630,400
                 (Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2%

        3,000   Duluth Economic Development Authority, Minnesota, Hospital             5/02 at 102.00       AAA            3,116,220
                 Facilities Revenue Bonds (St. Luke's Hospital of Duluth
                 Project), Series 1992B, 6.400%, 5/01/18

        8,080   Minnesota Housing Finance Agency, Rental Housing Bonds,                2/05 at 102.00       AAA            8,273,193
                 1995 Series D, 5.950%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.6%

        1,000   City of Hazelwood Industrial Development Authority, Missouri,          9/06 at 102.00       AAA            1,044,880
                 Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized -
                 The Lakes Apartments Project), Series 1996, 6.000%, 9/20/16

        4,500   Land Clearance for Redevelopment Authority of Kansas City,            12/05 at 102.00       AAA            4,748,130
                 Missouri, Lease Revenue Bonds (Municipal Auditorium and Muehlebach
                 Hotel Redevelopment Projects), Series 1995A, 5.900%, 12/01/18

        1,000   Kansas City Municipal Assistance Corporation, Missouri,                1/06 at 101.00       AAA            1,050,830
                 Leasehold Revenue Bonds, Capital Improvement Series 1996B,
                 5.750%, 1/15/14

        1,030   Missouri Housing Development Commission, Multifamily                  12/06 at 102.00       AAA            1,061,518
                 Housing Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 9.9%

        5,000   Clark County, Nevada, Industrial Development Revenue Bonds             6/02 at 102.00       AAA            5,117,150
                 (Nevada Power Company Project), Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax)

        5,000   Clark County, Nevada, Industrial Development Revenue                   7/10 at 102.00       AAA            5,256,250
                 Bonds (Southwest Gas Corporation), Series 2000C,
                 5.950%, 12/01/38 (Alternative Minimum Tax)

                Director of the State of Nevada, Department of Business and
                Industry, Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                Series 2000:
        5,500    5.625%, 1/01/32                                                       1/10 at 102.00       AAA            5,639,700
       10,000    5.375%, 1/01/40                                                       1/10 at 100.00       AAA            9,903,400

                Las Vegas Convention and Visitors Authority, Nevada, Revenue
                Bonds, Series 1999:
        2,695    5.750%, 7/01/15                                                       7/09 at 101.00       AAA            2,904,294
        6,035    5.750%, 7/01/16                                                       7/09 at 101.00       AAA            6,473,081
        6,500    5.750%, 7/01/17                                                       7/09 at 101.00       AAA            6,933,160
        3,535    7/01/18                                                               7/09 at 101.00       AAA            3,755,796
        4,000    6.000%, 7/01/19                                                       7/09 at 101.00       AAA            4,315,160

34

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 17.7%

$       4,090   Metropolitan Transportation Authority, New York, Commuter                No Opt. Call       AAA         $  4,982,315
                 Facilities Revenue Bonds, Series 1994A, 8.000%, 7/01/07

        4,985   Metropolitan Transportation Authority, New York, Transit                 No Opt. Call       AAA            6,072,577
                 Facilities Revenue Bonds, Series O, 8.000%, 7/01/07

                Nassau County, New York, General Improvement Bonds, Series E:
        1,755    6.000%, 3/01/16                                                       3/10 at 100.00       AAA            1,933,799
        2,740    6.000%, 3/01/18                                                       3/10 at 100.00       AAA            2,988,847

        2,265   Nassau County, New York, General Obligation Serial                     3/10 at 100.00       AAA            2,683,753
                 Improvement Bonds, Series F, 7.000%, 3/01/14

        7,500   Nassau Healthcare Corporation, New York, Health System                 8/09 at 102.00       AAA            7,914,825
                 Revenue Bonds (Nassau County Guaranteed), Series 1999,
                 5.750%, 8/01/29

        4,000   City of New York, New York, General Obligation Bonds, Fiscal             No Opt. Call       AAA            4,596,760
                 1995 Series E, 8.000%, 8/01/05

        7,900   City of New York, New York, General Obligation Bonds,                  3/06 at 101.50       AAA            8,331,024
                 Fiscal 1996 Series I, 5.875%, 3/15/18

        1,675   City of New York, New York, General Obligation Bonds,                  8/02 at 101.50       AAA            1,715,217
                 Fiscal 1993 Series A, 5.750%, 8/01/10

        7,000   City of New York Municipal Water Finance Authority, New                6/09 at 101.00       AAA            7,339,430
                 York, Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series A, 5.750%, 6/15/31

                New York State Dormitory Authority, New Island Hospital
                Insured Revenue Bonds, Series 1999B:
        3,400    5.750%, 7/01/19                                                       7/09 at 101.00       AAA            3,618,994
        5,750    6.000%, 7/01/24                                                       7/09 at 101.00       AAA            6,174,120

       10,000   New York State Housing Finance Agency, Housing Project                 5/06 at 102.00       AAA           10,554,600
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20

        6,095   New York State Medical Care Facilities Finance Agency,                 2/05 at 102.00       AAA            6,776,726
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 8/15/15 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency, Hospital
                FHA-Insured Mortgage Revenue Bonds, Series 1994A:
        3,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)                             2/05 at 102.00       AAA            3,395,820
        2,500    6.800%, 8/15/24 (Pre-refunded to 2/15/05)                             2/05 at 102.00       AAA            2,833,200

                New York State Urban Development Corporation, Correctional
                Capital Facilities Revenue Bonds, Series 7:
        3,505    5.700%, 1/01/27                                                       1/07 at 102.00       AAA            3,635,386
        5,000    5.700%, 1/01/27                                                       1/07 at 102.00       AAA            5,186,000


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 3.8%

       10,715   City of Fargo, North Dakota, Health System Revenue Bonds               6/10 at 101.00       AAA           11,005,269
                 (MertiCare Obligated Group), Series 2000A, 5.600%, 6/01/21

        8,000   State of North Dakota, Student Loan Revenue Bonds,                    12/10 at 100.00       AAA            8,123,520
                 Series 2000B, 5.850%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.1%

                Oklahoma City, Oklahoma, Airport Trust Junior Lien Tax-Exempt
                Bonds, Twenty-Seventh Series 2000A:
        1,320    5.125%, 7/01/20                                                       7/10 at 100.00       AAA            1,315,274
        4,040    5.250%, 7/01/21                                                       7/10 at 100.00       AAA            4,057,008


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.7%

                City of Portland, Oregon, Airport Way Urban Renewal and
                Redevelopment Bonds, 2000 Series A:
        4,405    5.700%, 6/15/17                                                       6/10 at 101.00       Aaa            4,686,524
        3,665    5.750%, 6/15/18                                                       6/10 at 101.00       Aaa            3,901,502
        4,265    5.750%, 6/15/19                                                       6/10 at 101.00       Aaa            4,517,659
        1,375    5.750%, 6/15/20                                                       6/10 at 101.00       Aaa            1,458,518

                Portland Housing Authority, Oregon, Multifamily Housing Revenue
                Bonds (Lovejoy Station Apartments Project), Series 2000:
        1,500    5.900%, 7/01/23 (Alternative Minimum Tax)                             7/10 at 100.00       Aaa            1,540,905
        2,520    6.000%, 7/01/33 (Alternative Minimum Tax)                                  at 100.00       Aaa            2,590,106



35


                            Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                            Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 6.4%

$      12,620   Allegheny County Hospital Development Authority,                      11/10 at 102.00       AAA         $ 13,833,539
                 Pennsylvania, Health System Insured Revenue Bonds (West Penn
                 Allegheny Health System), Series 2000A, 6.500%, 11/15/30

        3,195   Allegheny County Residential Finance Authority, Pennsylvania,         11/06 at 102.00       Aaa            3,347,689
                 Single Family Mortgage Revenue Bonds, 1996 Series AA,
                 6.450%, 5/01/28 (Alternative Minimum Tax)

        9,485   Berks County Municipal Authority, Pennsylvania, Hospital              11/09 at 102.00       AAA           10,955,554
                 Revenue Bonds (The Reading Hospital and Medical Center Project),
                 Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09)

        1,000   Luzerne County Industrial Development Authority,                      12/04 at 102.00       AAA            1,111,590
                 Pennsylvania, Exempt Facilities Revenue Refunding Bonds (Pennsylvania
                 Gas and Water Company Project), 1994 Series A, 7.000%, 12/01/17
                 Alternative Minimum Tax)

        3,355   Pennsylvania Commonwealth System of Higher Education,                  6/02 at 102.00       AAA            3,430,555
                 University Capital Project Bonds (University of Pittsburgh),
                 1992 Series A, 6.125%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.3%

        6,500   Piedmont Municipal Power Agency, South Carolina, Electric              1/03 at 102.00       AAA            6,825,845
                 Revenue Bonds, 1992 Refunding Series, 6.300%, 1/01/22
                 (Pre-refunded to 1/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 11.0%

       12,500   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth             11/09 at 100.00       AAA           12,274,750
                 International Airport, Joint Revenue Refunding and
                 Improvement Bonds, Series 2001A, 5.500%, 11/01/35
                 (Alternative Minimum Tax)

        3,895   City of Denton, Texas, Utility System Revenue Bonds,                  12/10 at 100.00       AAA            4,064,433
                 Series 2000A, 5.625%, 12/01/19

        4,176   Panhandle Regional Housing Finance Corporation, Texas,                 7/12 at 105.00       Aaa            4,575,685
                 Multifamily Housing Revenue Bonds (Ginnie Mae Collateralized
                 Mortgage - Renaissance of Amarillo Apartments),
                 Series 2001A, 6.650%, 7/20/42

                Tarrant County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds (Cook Children's Medical Center Project),
                Series 2000A:
        6,725    5.750%, 12/01/17                                                     12/10 at 101.00       AAA            7,118,211
        7,500    5.750%, 12/01/24                                                     12/10 at 101.00       AAA            7,753,575

       10,627   Tarrant County Housing Finance Corporation, Texas,                    10/11 at 105.00       Aaa           11,586,724
                 Multifamily Housing Revenue Bonds (GNMA Collateralized Mortgage
                 Loan - Legacy Senior Residence Apartments Project), Series 2001,
                 6.625%, 4/20/42

                State of Texas, Veterans Housing Assistance General Obligation
                Bonds, Series 1993:
        1,315    6.800%, 12/01/23 (Alternative Minimum Tax)                           12/03 at 102.00       Aa1            1,384,406
        6,585    6.800%, 12/01/23 (Alternative Minimum Tax)                           12/03 at 102.00       AAA            6,970,683


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.0%

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
        4,595    5.500%, 7/01/20                                                       7/03 at 102.00       AAA            4,653,862
        4,970    5.500%, 7/01/20                                                       7/03 at 102.00       AAA            5,033,815

        2,000   Salt Lake City, Utah, Hospital Revenue Bonds (IHC Hospitals,           8/02 at 100.00       AAA            2,001,000
                 Inc.), Series 1992, 5.500%, 2/15/21

        3,600   State Board of Regents of the State of Utah, Student Loan             11/03 at 102.00       Aaa            3,725,820
                 Revenue Bonds, Series 1993B, 5.900%, 11/01/13 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.3%

        1,320   Vermont Educational and Health Buildings Financing Agency,            12/10 at 101.00       AAA            1,400,388
                 Hospital Revenue Bonds (Fletcher Allen Healthcare Project),
                 Series 2000A, 6.000%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5%

        2,250   Virginia Housing Development Authority, Multifamily Housing            1/08 at 102.00       AAA            2,361,668
                 Bonds, Series 1997B, 6.050%, 5/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 12.4%

       10,000   Public Utility District No. 1, Chelan County, Washington,              7/11 at 101.00       AAA           10,053,000
                 Chelan Hydro Consolidated System Revenue Bonds, Series 2001B,
                 5.600%, 1/01/36 (Alternative Minimum Tax)

        5,230   Public Utility District No. 1, Douglas County, Washington,             9/09 at 102.00       AAA            5,577,795
                 Wells Hydroelectric Revenue Bonds, Series 1999A,
                 6.125%, 9/01/29 (Alternative Minimum Tax)

36

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON (continued)

$       3,485   Public Utility District No. 2, Grant County, Washington, Priest        1/06 at 102.00       AAA       $   3,599,203
                 Rapids Hydroelectric Development Revenue Bonds, Second Series
                 1996B, 5.900%, 1/01/21 (Alternative Minimum Tax)

        2,500   City of Tacoma, Washington, Sewer Revenue Bonds, 1995                 12/05 at 100.00       AAA           2,794,525
                 Series B, 6.375%, 12/01/15 (Pre-refunded to 12/01/05)

        8,100   Washington Healthcare Facilities Authority, Revenue Bonds              2/03 at 102.00       AAA           8,458,992
                 (Virginia Mason Obligated Group, Seattle), eries 1992,
                 6.300%, 2/15/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993B:
           10    5.600%, 7/01/15 (Pre-refunded to 7/01/03)                             7/03 at 102.00       AAA              10,604
        3,740    5.600%, 7/01/15                                                       7/03 at 102.00       AAA           3,906,280

       10,455   Washington Public Power Supply System, Nuclear Project                 7/03 at 102.00       AAA          10,830,021
                 No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

       10,500   Washington Public Power Supply System, Nuclear Project                 7/06 at 102.00       AAA          11,381,685
                 No. 1 Refunding Revenue Bonds, Series 1996-A, 5.750%, 7/01/11

        6,295   Washington Public Power Supply System, Nuclear Project                 7/03 at 102.00       AAA           6,420,019
                 No. 3 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 4.2%

       20,000   Pleasants County Commission, West Virginia, Pollution Control          5/05 at 102.00       AAA          21,544,000
                 Revenue Bonds (Monongahela ower Company Pleasants Station
                 Project), 1995 Series C, 6.150%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.7%

        7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding                No Opt. Call       AAA           7,703,920
                 Bonds (Northern States Power Company Project), Series 1996,
                 6.000%, 11/01/21 (Alternative Minimum Tax)

                Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2000A:
        1,325    6.000%, 12/01/20 (Alternative Minimum Tax)                           12/10 at 100.00       Aaa           1,405,600
       12,750    5.750%, 12/01/25 (Alternative Minimum Tax)                           12/10 at 100.00       Aaa          13,110,060

        6,250   Wisconsin Health and Educational Facilities Authority,                 8/06 at 102.00       AAA           6,542,750
                 Revenue Bonds (Sinai Samaritan Medical Center, Inc.
                 Project), Series 1996, 5.750%, 8/15/16

      5,000   Wisconsin Health and Educational Facilities Authority,                 8/05 at 102.00       AAA           5,401,599
                 Revenue Bonds (Mercy Health System Corporation),
                 Series 1995, 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------

$     788,973   Total Investments (cost $708,550,046) - 147.1%                                                          748,001,108
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 3.0%

       10,000   Southern California Metropolitan Water District, Waterworks                              VMIG-1          10,000,000
                 Revenue Bonds, 2001 Series C-2, ariable Rate Demand
                 Obligations, 1.550%, 7/01/36+

        5,300   Wisconsin Health and Educational Facilities Authority,                                   VMIG-1           5,300,000
                 Revenue Bonds (ProHealth, Inc. Obligated Group),
                 Series 2001B, Variable Rate Demand Bonds,
                 1.700%, 8/15/30+
------------------------------------------------------------------------------------------------------------------------------------

$      15,300   Total Short-Term Investments (cost $15,300,000)                                                          15,300,000
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 2.8%                                                                     14,152,925
                --------------------------------------------------------------------------------------------------------------------

                Preferred Shares, at Liquidation Value - (52.9)%                                                       (268,900,000)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets Applicable to Common Shares - 100%                                                          $508,554,033
                ====================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                  See accompanying notes to financial statements


                            Nuveen Insured Dividend Advantage Municipal Fund (NVG)
                            Portfolio of
                                       Investments April 30, 2002 (Unaudited)



   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 2.4%

$      10,000   Jefferson County, Alabama, Sewer Revenue Capital                       2/09 at 101.00       AAA         $ 10,001,200
                 Improvement Warrants, Series 1999-A, 5.375%, 2/01/36


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 3.5%

       15,000   State of Alaska, International Airport System Revenue Bonds,          10/12 at 100.00       AAA           14,751,300
                 Series 2002B, 5.250%, 10/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.3%

       10,000   City of Phoenix, Arizona, Civic Improvement Corporation Airport        7/12 at 100.00       AAA            9,799,000
                 Revenue Bonds, Senior Lien Series 2002B, 5.250%, 7/01/32
                 (Alternative Minimum Tax) (WI, settling 5/08/02)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.7%

        5,220   Anaheim Public Financing Authority, California, Senior Lease           9/07 at 101.00       AAA            5,012,714
                 Revenue Bonds (Anaheim Public Improvements Project),
                 1997 Series A, 5.000%, 3/01/37

        3,200   State of California, General Obligation Various Purpose                9/10 at 100.00       AAA            3,321,152
                 Bonds, 5.250%, 9/01/17

       10,000   State of California, General Obligation Bonds, Series 2002               No Opt. Call       AAA            9,828,100
                 Refunding, 5.000%, 2/01/23

        7,935   City of Los Angeles, California, Certificates of Participation         4/12 at 100.00       AAA            7,982,689
                 (Real Property Acquisition Program), Series 2002, 5.300%, 4/01/32

       17,750   City of Los Angeles Department of Water and Power,                     7/11 at 100.00       AAA           17,364,293
                 California, Waterworks Revenue Bonds, Series 2001A
                 Refunding, 5.125%, 7/01/41

        7,500   Northern California Power Agency, Hydroelectric Project                7/08 at 101.00       AAA            7,462,125
                 Number One Revenue Bonds, 1998 Refunding Series A,
                 5.200%, 7/01/32

        2,320   Sacramento Municipal Utility District, California, Electric            8/11 at 100.00       AAA            2,408,810
                 Revenue Bonds, Series 2001P, 5.250%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.1%

        9,000   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 102.00       AAA            8,947,530
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.3%

       10,000   JEA, Florida, Water and Sewer System Revenue Bonds,                    4/07 at 100.00       AAA           10,043,500
                 Series 2002A, 5.500%, 10/01/41

        8,155   Lee County, Florida, Solid Waste System Revenue Bonds,                10/11 at 100.00       Aaa            8,661,589
                 Series 2001 Refunding, 5.625%, 10/01/13

        3,370   Osceola County School Board, Florida, Certificates of                  6/12 at 101.00       Aaa            3,389,681
                 Participation, Series 2002A, 5.125%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 24.8%

       17,685   Village of Bolingbrook, Illinois, General Obligation Bonds,            1/12 at 100.00       AAA           17,572,347
                 Series 2002A, 5.375%, 1/01/38

        1,000   City of Chicago, Illinois, General Obligation Bonds, Project and       7/10 at 101.00       AAA            1,008,870
                 Refunding Series 2000C, 5.500%, 1/01/40

        5,000   City of Chicago, Illinois, General Obligation Bonds, Project and       1/11 at 101.00       AAA            5,050,000
                 Refunding Series 2001A, 5.500%, 1/01/38

        6,000   City of Chicago, Illinois, Chicago Midway Airport, Revenue             1/09 at 101.00       AAA            5,684,220
                 Bonds, Series 1998B, 5.000%, 1/01/28

                City of Chicago, Illinois, Chicago-O'Hare International Airport,
                Second Lien Passenger Facility Charge Revenue Bonds, Series
                2001C:
        4,250    5.500%, 1/01/16 (Alternative Minimum Tax)                             1/11 at 101.00       AAA            4,347,240
        4,485    5.500%, 1/01/17 (Alternative Minimum Tax)                             1/11 at 101.00       AAA            4,563,712
        4,730    5.500%, 1/01/18 (Alternative Minimum Tax)                             1/11 at 101.00       AAA            4,791,537
        2,930    5.500%, 1/01/19 (Alternative Minimum Tax)                             1/11 at 101.00       AAA            2,959,300

        3,000   City of Chicago, Illinois, Chicago-O'Hare International Airport,       1/12 at 100.00       AAA            3,127,380
                 General Airport Third Lien Revenue Refunding Bonds,
                 Series 2002A, 5.750%, 1/01/17

38

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      12,765   City of Chicago, Illinois, Skyway Toll Bridge Revenue Bonds,           1/07 at 102.00       AAA         $ 13,053,234
                 Series 1996, 5.500%, 1/01/23

        4,000   Town of Cicero, Cook County, Illinois, General Obligation             12/12 at 101.00       AAA            3,919,120
                 Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21

       29,740   Illinois Educational Facilities Authority, Revenue Bonds (The          7/08 at 101.00       AAA           28,375,529
                 University of Chicago), Series 1998A, 5.125%, 7/01/38

        2,700   The Board of Trustees of the University of Illinois, Certificates      8/11 at 100.00       AAA            2,653,749
                 of Participation (Utility Infrastructure Projects), Series 2001A,
                 5.000%, 8/15/20

                Will County School District No. 086, Joliet, Illinois, General
                Obligation Bonds, Series 2002:
        4,160    0.000%, 11/01/18                                                        No Opt. Call       AAA            1,699,152
        4,460    0.000%, 11/01/19                                                        No Opt. Call       AAA            1,705,013
        4,775    0.000%, 11/01/20                                                        No Opt. Call       AAA            1,706,203
        6,935    0.000%, 11/01/21                                                        No Opt. Call       AAA            2,326,276


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 7.8%

       25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,              7/12 at 100.00       AAA           24,491,000
                 Revenue Refunding Bonds (Waterworks Project), Series 2002A,
                 5.250%, 7/01/33

                New Albany-Floyd County School Building Corporation, Indiana,
                First Mortgage Bonds, Series 2002:
        1,500    5.750%, 7/15/17                                                       7/12 at 100.00       AAA            1,614,450
        3,810    5.750%, 7/15/20                                                       7/12 at 100.00       AAA            4,050,068

                Northern Wells Community School Building Corporation, Wells
                County, Indiana, First Mortgage Bonds, Series 2001:
          420    5.250%, 1/15/19                                                       7/12 at 100.00       AAA              424,767
          430    5.250%, 7/15/19                                                       7/12 at 100.00       AAA              434,881
        1,675    5.400%, 7/15/23                                                       7/12 at 100.00       AAA            1,697,026


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.7%

        3,085   City of New Orleans, Louisiana, General Obligation Bonds,              9/12 at 100.00       AAA            3,099,530
                 Series 2002 Refunding, 5.125%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.8%

       16,360   City of Baltimore, Maryland, Water Projects and Refunding              7/12 at 100.00       AAA           15,892,595
                 Revenue Bonds, 2002 Series A, 5.125%, 7/01/42 (WI,
                 settling 5/07/02)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.8%

                Massachusetts Development Finance Authority, Revenue Bonds
                (WGBH Educational Foundation), Series 2002A:
       17,430    5.750%, 1/01/42                                                         No Opt. Call       AAA           19,062,842
        1,000    5.375%, 1/01/42                                                       1/12 at 101.00       AAA              998,130


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.1%

        8,735   City of St. Louis, Missouri, Airport Revenue Bonds (Airport            7/11 at 100.00       AAA            8,663,460
                 Development Program), Series 2001A, 5.250%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.4%

       10,000   Truckee Meadows Water Authority, Nevada, Water Revenue                 7/11 at 100.00       AAA            9,866,200
                 Bonds, Series 2001A, 5.250%, 7/01/34


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 2.3%

       10,000   Triborough Bridge and Tunnel Authority, New York, General              1/12 at 100.00       AAA            9,603,600
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.5%

        4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding                No Opt. Call       AAA            4,894,560
                 Bonds (Pittsburgh International Airport), Series 1997A,
                 5.750%, 1/01/13 (Alternative Minimum Tax)

        1,250   Pittsburgh and Allegheny County Public Auditorium Authority,           8/09 at 101.00       AAA            1,210,588
                 Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
                 Series 1999, 5.125%, 2/01/35


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.8%

        3,185   Puerto Rico Public Building Authority, Revenue Refunding                 No Opt. Call       AAA            3,435,054
                 Bonds, Series L, Guaranteed by the Commonwealth of
                 Puerto Rico, 5.500%, 7/01/21

39



                                Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                                Portfolio of Investments April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 3.6%

$      15,195   Tennessee School Bond Authority, Higher Educational Facilities         5/12 at 100.00       AAA         $ 15,131,181
                 Bonds (Second Program), Series 2002A, 5.250%, 5/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.6%

        3,500   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth             11/11 at 100.00       AAA            3,738,945
                 International Airport, Joint Revenue Refunding and Improvement
                 Bonds, Series 2001A, 5.750%, 11/01/13 (Alternative Minimum Tax)

        5,000   Dallas County Independent School District, Texas, General              2/12 at 100.00       AAA            4,901,150
                 Obligation Bonds, Series 2002 Refunding, 5.000%, 2/15/21

       10,000   Gainesville Hospital District, Texas, General Obligation Limited       8/11 at 100.00       AAA            9,892,900
                 Tax Bonds, Series 2002, 5.375%, 8/15/32

        3,645   Galveston, Texas, General Obligation Bonds, Series 2001A                 No Opt. Call       AAA            3,661,876
                 Refunding, 5.250%, 5/01/21

       20,000   Houston Area Water Corporation, Texas, Contract Revenue                3/12 at 100.00       AAA           19,222,000
                 Bonds (Northeast Water Purification Project), Series 2002,
                 5.125%, 3/01/32 (WI, settling 5/15/02)

                Texas Public Finance Authority, Revenue Financing System Bonds
                (Texas Southern University), Series 2002:
        3,520    5.125%, 11/01/20                                                      5/12 at 100.00       Aaa            3,515,811
        3,520    5.125%, 11/01/21                                                      5/12 at 100.00       Aaa            3,494,269

       11,665   Texas Student Housing Authority, Student Housing Revenue               1/12 at 102.00       Aaa           11,819,561
                 Bonds (Austin Project), Senior Series 2001A, 5.500%, 1/01/33

        5,000   Texas Water Development Board, Senior Lien Revenue Bonds               1/10 at 100.00       AAA            5,112,450
                 (State Revolving Fund), Series 1999B, 5.250%, 7/15/17


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.0%

        7,675   Energy Northwest, Washington, Project No. 1 Refunding                  7/12 at 100.00       AAA            8,156,760
                 Electric Revenue Bonds, Series 2002-A, 5.500%, 7/01/15

        6,600   Energy Northwest, Washington, Columbia Generation Station              7/12 at 100.00       AAA            6,745,464
                 Electric Revenue Refunding Bonds,  Series 2002B, 5.350%, 7/01/18

       17,630   Washington Healthcare Facilities Authority, Revenue Bonds              8/13 at 102.00       AAA           16,755,905
                 (Harrison Memorial Hospital), Series 1998, 5.000%, 8/15/28

       10,000   Washington Healthcare Facilities Authority, Revenue Bonds             10/11 at 100.00       Aaa            9,630,700
                 (Children's Hospital and Regional Medical Center), Series 2001,
                 5.125%, 10/01/31

        5,170   Whitman County School District, Washington, General                    6/12 at 100.00       Aaa            5,068,616
                 Obligation Bonds, Series 2002, 5.000%, 12/01/20 (WI,
                 settling 5/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.9%

       11,950   State of Wisconsin, Transportation Revenue Bonds, Series               7/12 at 100.00       AAA           12,120,406
                 2002-1 Refunding, 5.125%, 7/01/18 (WI, settling 5/07/02)
------------------------------------------------------------------------------------------------------------------------------------

$     486,515   Total Investments (cost $463,997,364) - 112.4%                                                           471,923,310
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 20.3%

        6,000   Hillsborough County Industrial Development Authority, Florida,                           VMIG-1            6,000,000
                 Pollution Control Revenue Bonds (Tampa Electric Company),
                 Refunding Series 1992, Variable Rate Demand Bonds,
                 2.200%, 5/15/18+

       10,400   Indiana Educational Facilities Authority, Educational Facilities                         VMIG-1           10,400,000
                 Revenue Bonds (DePauw University Project), Series 2002,
                 Variable Rate Demand Obligations, 1.650%, 7/01/32+

        8,615   Iowa Higher Educational Loan Authority, Revenue Bonds                                      A-1+            8,615,000
                 (Loras College Project), Series 2000, Variable Rate Demand
                 Bonds, 1.650%, 11/01/30+

        2,400   Iowa Higher Educational Loan Authority, Private College                                    A-1+            2,400,000
                 Facility Revenue Bonds (Loras College), Series 2002, Variable
                 Rate Demand Bonds, 1.650%, 11/01/32+

       14,125   City of Jacksonville, Florida, Pollution Control Revenue Bonds                           VMIG-1           14,125,000
                 (Florida Power and Light Company Project), Series 1995,
                 Variable Rate Demand Bonds, 1.800%, 5/01/29+

       10,000   Massachusetts Health and Educational Facilities Authority,                               VMIG-1           10,000,000
                 Revenue Bonds (Capital Asset Program), Series D, Variable
                 Rate Demand Bonds, 1.650%, 1/01/35+

40

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS (continued)

$       3,415   Missouri Health and Educational Facilities Authority, Health                               A-1+       $   3,415,000
                 Facilities Revenue Bonds (St. Francis Medical Center),
                 Series 1996A, Variable Rate Demand Bonds, 1.650%, 6/01/26+

        5,620   Multnomah County, Oregon, Higher Educational Revenue                                     VMIG-1           5,620,000
                 Bonds (Concordia University of Portland Project), Series 1999,
                 Variable Rate Demand Bonds, 1.700%, 12/01/29+

        4,300   City of Phoenix Industrial Development Authority, Arizona,                                 A-1+           4,300,000
                 Revenue Bonds (Valley of the Sun YMCA Project), Series 2001,
                 Variable Rate Demand Bonds, 1.700%, 1/01/31+
        6,500   St. Joseph County, Indiana, Educational Facilities Revenue                               VMIG-1           6,500,000
                 Bonds (Notre Dame Du Lac Project), Series 2002, Variable Rate
                 Demand Bonds, 1.650%, 3/01/37+

        2,500   St. Paul Port Authority, Minnesota, District Cooling Revenue                               A-1+           2,500,000
                 Bonds, Series 2002-2R, Variable Rate Demand Bonds,
                 1.850%, 3/01/22+

       11,150   Wisconsin Health and Educational Facilities Authority,                                     A-1+          11,150,000
                 Revenue Bonds (Gunderson Lutheran), Series 2000A, Variable
                 Rate Demand Bonds, 1.700%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------

$      85,025   Total Short-Term Investments (cost $85,025,000)                                                          85,025,000
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - (32.7)%                                                                (137,371,801)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets Applicable to Common Shares - 100%                                                          $419,576,509
                ====================================================================================================================


                    All of the bonds in the portfolio, excluding temporary investments in short-term securities, are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                (WI) Security purchased on a when-issued basis.

                + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                 Statement of
                                       Assets and Liabilities April 30, 2002 (Unaudited)

                                                                                                                             INSURED
                                                          INSURED          INSURED          PREMIER         INSURED         DIVIDEND
                                                          QUALITY      OPPORTUNITY   INSURED INCOME PREMIUM INCOME 2      ADVANTAGE
                                                            (NQI)            (NIO)            (NIF)            (NPX)           (NVG)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities,
  at market value                                    $892,876,289   $1,892,381,291     $441,112,020     $748,001,108   $471,923,310
 Temporary investments in short-term securities,
   at amortized cost, which approximates market value  14,300,000       40,700,000               --       15,300,000     85,025,000
 Cash                                                   7,588,337               --          922,592               --             --
 Receivables:
   Interest                                            13,025,616       30,170,330        7,980,993       13,551,361      4,487,535
   Investments sold                                    14,238,192        9,478,352        9,587,291       14,800,412              --
 Other assets                                              20,153           57,142           17,358           34,717              --
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                    942,048,587    1,972,787,115      459,620,254      791,687,598  561,435,845
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                --       11,178,755               --       10,803,926     79,488,058
 Payable for investments purchased                     40,747,809       39,897,055        5,224,774               --     61,424,254
 Accrued expenses:
   Management fees                                        458,556          957,713          235,231          398,450        109,562
   Organization and offering cost                              --               --               --               --        812,500
   Other                                                  353,785          668,601          185,908          430,195         24,962
 Preferred share dividends payable                         54,481          129,800           26,963           49,100             --
 Common share dividends payable                         2,876,080        6,201,158        1,513,783        2,551,894             --
------------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                               44,490,711       59,033,082        7,186,659       14,233,565    141,859,336
------------------------------------------------------------------------------------------------------------------------------------
 Preferred shares, at liquidation value              $318,000,000   $  680,000,000     $161,000,000     $268,900,000   $         --
====================================================================================================================================
 Net assets applicable to Common shares              $579,557,876   $1,233,754,033     $291,433,595     $508,554,033   $419,576,509
====================================================================================================================================
 Common shares outstanding                             37,843,166       81,060,946       19,283,820       37,253,959     28,707,000
====================================================================================================================================
 Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common shares
   outstanding)                                      $    $ 15.31   $        15.22     $      15.11      $     13.65    $     14.62
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
 Common shares, $.01 par value per share             $    378,432   $      810,609     $    192,838     $    372,540   $   287,070
 Paid-in surplus                                      527,203,913    1,127,616,210      267,263,063      490,309,287    410,139,705
 Balance of undistributed net investment income         5,526,001       12,502,713        2,471,590        3,773,036     1,223,788
 Accumulated net realized gain (loss) from
   investment transactions                              3,852,961        7,473,327         (561,686)     (25,351,892)             --
 Net unrealized appreciation of investments            42,596,569       85,351,174       22,067,790       39,451,062      7,925,946
------------------------------------------------------------------------------------------------------------------------------------
 Net assets applicable to Common shares              $579,557,876   $1,233,754,033     $291,433,595     $508,554,033   $419,576,509
====================================================================================================================================
 Authorized shares:
   Common                                             200,000,000      200,000,000      200,000,000        Unlimited       Unlimited
   Preferred                                            1,000,000        1,000,000        1,000,000        Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                Statement of
                                      Operations Six Months Ended April 30, 2002 (Unaudited)
                                                                                                                             INSURED
                                                          INSURED          INSURED          PREMIER         INSURED         DIVIDEND
                                                          QUALITY      OPPORTUNITY   INSURED INCOME PREMIUM INCOME 2       ADVANTAGE
                                                            (NQI)            (NIO)            (NIF)            (NPX)          (NVG)*
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                    $ 24,807,009     $ 55,230,233      $12,930,878     $ 21,562,370    $1,379,540
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                        2,786,363        5,825,317        1,428,828        2,416,272        247,251
 Preferred shares - auction fees                          394,232          843,013          199,596          333,362             --
 Preferred shares - dividend disbursing agent fees         24,795           34,712           14,876           24,795             --
 Shareholders' servicing agent fees and expenses           47,277           81,821           18,886           27,785            690
 Custodian's fees and expenses                            148,864          264,157           65,065           98,520          7,483
 Directors'/Trustees' fees and expenses                     3,736            8,096            1,926            3,236            592
 Professional fees                                         16,183           20,370           11,746           11,208          1,774
 Shareholders' reports - printing and mailing expenses     40,066           94,220           26,060           40,168         13,423
 Stock exchange listing fees                               16,239           33,733           12,031           16,140             --
 Investor relations expense                                64,769          134,614           32,423           55,857             --
 Portfolio insurance expense                               32,728           83,756               --           11,307            986
 Other expenses                                            25,619           49,159           15,111           20,639            100
 Total expenses before custodian fee credit
     and expense reimbursement                          3,600,871        7,472,968        1,826,548        3,059,289        272,299
   Custodian fee credit                                   (56,342)         (61,708)         (20,092)         (17,632)           (86)
   Expense reimbursement                                       --               --               --               --       (116,461)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            3,544,529        7,411,260        1,806,456        3,041,657        155,752
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  21,262,480       47,818,973       11,124,422       18,520,713      1,223,788
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investment transactions         3,880,856        8,479,275          193,595        2,066,590             --
 Change in net unrealized appreciation
   (depreciation) of investments                      (22,479,031)     (54,250,246)      (9,695,991)     (14,524,044)     7,925,946
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                      (18,598,175)     (45,770,971)      (9,502,396)     (12,457,454)     7,925,946
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
 From undistributed net investment income              (2,073,761)      (4,469,925)      (1,095,022)      (1,828,389)            --
 From accumulated net realized gains from
   investment transactions                               (252,858)        (425,567)              --               --             --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders        (2,326,619)      (4,895,492)      (1,095,022)      (1,828,389)            --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets applicable to
   Common shares from operations                     $    337,686     $ (2,847,490)     $   527,004     $  4,234,870     $9,149,734
====================================================================================================================================

*For the period March 25, 2002 (commencement of operations) through April 30,
2002.

                                 See accompanying notes to financial statements.


Statement of
           Changes in Net Assets (Unaudited)


                                                                  INSURED QUALITY (NQI)                  INSURED OPPORTUNITY (NIO)
                                                             -------------------------------          ------------------------------
                                                             SIX MONTHS                 YEAR          SIX MONTHS                YEAR
                                                                  ENDED                ENDED               ENDED               ENDED
                                                                4/30/02             10/31/01             4/30/02            10/31/01
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income                                     $ 21,262,480         $ 44,506,740      $   47,818,973      $  95,205,068
 Net realized gain from investment transactions               3,880,856            8,468,012           8,479,275         16,381,120
 Change in net unrealized appreciation
   (depreciation) of investments                            (22,479,031)          36,864,158         (54,250,246)        67,267,115
 Distributions to Preferred Shareholders:
   From undistributed net investment income                  (2,073,761)          (9,939,317)         (4,469,925)       (20,771,576)
   From accumulated net realized gains
     from investment transactions                              (252,858)                  --            (425,567)                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                             337,686           79,899,593          (2,847,490)       158,081,727
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
 From undistributed net investment income                   (16,953,636)         (32,021,289)        (36,603,000)       (70,123,691)
 From accumulated net realized gains from
   investment transactions                                     (824,876)                  --          (1,454,843)                --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                (17,778,512)         (32,021,289)        (38,057,843)       (70,123,691)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                  --                   --                  --                  --
   Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                            --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets applicable to Common
   shares from capital share transactions                            --                   --                  --                  --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                         (17,440,826)          47,878,304         (40,905,333)         87,958,036
Net assets applicable to Common shares at the
      beginning of period                                   596,998,702          549,120,398       1,274,659,366       1,186,701,330
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of period                                       $579,557,876         $596,998,702      $1,233,754,033      $1,274,659,366
====================================================================================================================================
Balance of undistributed net investment income at
   the end of period                                       $  5,526,001         $  2,703,243      $   12,502,713      $    5,025,893
====================================================================================================================================


                                 See accompanying notes to financial statements.

44


                                                                 PREMIER INSURED           INSURED PREMIUM          INSURED DIVIDEND
                                                                  INCOME (NIF)              INCOME 2 (NPX)           ADVANTAGE (NVG)
                                                           -------------------------   -----------------------       ---------------
                                                                                                                             FOR THE
                                                                                                                              PERIOD
                                                                                                                             3/25/02
                                                                                                                       (COMMENCEMENT
                                                            SIX MONTHS          YEAR   SIX MONTHS         YEAR        OF OPERATIONS)
                                                                 ENDED         ENDED        ENDED        ENDED                THOUGH
                                                               4/30/02      10/31/01      4/30/02     10/31/01              4/30/02)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income                                    $ 11,124,422  $ 22,824,656 $ 18,520,713 $ 37,492,888           $ 1,223,788
 Net realized gain from investment transactions                193,595     5,002,925    2,066,590    3,787,085                    --
 Change in net unrealized appreciation (depreciation)
   of investments                                           (9,695,991)   11,314,431  (14,524,044)  28,376,973             7,925,946
 Distributions to Preferred Shareholders:
   From undistributed net investment income                 (1,095,022)   (5,000,703)  (1,828,389)  (8,429,610)                   --
   From accumulated net realized gains
     from investment transactions                                   --            --           --           --                    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                            527,004    34,141,309    4,234,870   61,227,336             9,149,734
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
 From undistributed net investment income                   (8,896,543)  (17,031,612) (14,977,084) (27,940,467)                   --
 From accumulated net realized gains from
   investment transactions                                          --            --           --           --                    --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets applicable to Common
   shares from distributions to Common shareholders         (8,896,543)  (17,031,612) (14,977,084) (27,940,467)                   --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                 --            --           --           --           410,326,500
   Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                      148,991            --           --           --                    --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets applicable to Common shares
   from capital share transactions                             148,991            --           --           --           410,326,500
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                         (8,220,548)   17,109,697  (10,742,214)  33,286,869           419,476,234
Net assets applicable to Common shares at
      the beginning of period                              299,654,143   282,544,446  519,296,247  486,009,378               100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of period                                      $291,433,595  $299,654,143 $508,554,033 $519,296,247          $419,576,509
====================================================================================================================================

Balance of undistributed net investment income at
   the end of period                                      $  2,471,590  $  1,315,694 $  3,773,036 $  1,953,338          $  1,223,788
====================================================================================================================================



                                 See accompanying notes to financial statements.

Notes to
           Financial Statements (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX) and Nuveen Insured Dividend Advantage Municipal Fund (NVG). Insured Quality (NQI), Insured Opportunity
(NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Insured Dividend Advantage (NVG) is traded on the American Stock Exchange. Prior to the commencement of operations of Insured Dividend Advantage (NVG), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organization expenses ($11,500) and its reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2002, Insured Quality (NQI), Insured Opportunity (NIO) and Insured Dividend Advantage (NVG) had outstanding when-issued purchase commitments of $35,899,561, $39,897,055 and $61,424,254, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The following Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                     PREMIER      INSURED
                                                           INSURED      INSURED      INSURED      PREMIUM
                                                           QUALITY  OPPORTUNITY       INCOME     INCOME 2
                                                              (NQI)        (NIO)        (NIF)        (NPX)
----------------------------------------------------------------------------------------------------------

Number of shares:
   Series M                                                  2,600        4,000           --        2,080
   Series T                                                  2,600        4,000           --        2,200
   Series W                                                  2,600        4,000          840        2,080
   Series W2                                                    --        3,200           --           --
   Series Th                                                 2,320        4,000        2,800        2,200
   Series Th2                                                   --        4,000           --           --
   Series F                                                  2,600        4,000        2,800        2,196
----------------------------------------------------------------------------------------------------------
Total                                                       12,720       27,200        6,440       10,756
==========================================================================================================


Effective May 17, 2002, Insured Dividend Advantage (NVG) issued 3,160 Series M, 3,080 Series T and 3,080 Series Th, $25,000 stated value Preferred shares.

Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Notes to
        Financial Statements (Unaudited) (continued)

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended April 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Insured Dividend Advantage (NVG). Insured Dividend Advantage's (NVG) share of offering costs ($801,000) was recorded as a reduction of the proceeds from the sale of Common shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective November 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to November 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the following Funds on November 1, 2001, as follows:

                                  PREMIER     INSURED
        INSURED      INSURED      INSURED      PREMIUM
        QUALITY  OPPORTUNITY       INCOME     INCOME 2
           (NQI)        (NIO)        (NIF)      (NPX)
---------------------------------------------------------
       $587,906     $731,003      $23,039     $104,458
---------------------------------------------------------

The effect of this change for the six months ended April 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                  PREMIER      INSURED
        INSURED      INSURED      INSURED      PREMIUM
        QUALITY  OPPORTUNITY       INCOME     INCOME 2
          (NQI)        (NIO)        (NIF)        (NPX)
----------------------------------------------------------
         $57,759     $123,309       $9,277      $17,879
----------------------------------------------------------


The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Classification and Measurement of Redeemable Securities
Effective November 1, 2001, the Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITFD-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                     INSURED                   INSURED                 PREMIUM INSURED
                                   QUALITY (NQI)           OPPORTUNITY (NIO)            INCOME (NIF)
                               --------------------     ---------------------     ------------------------
                               SIX MONTHS    YEAR       SIX MONTHS     YEAR       SIX MONTHS       YEAR
                                  ENDED      ENDED         ENDED       ENDED         ENDED         ENDED
                                 4/30/02   10/31/01       4/30/02    10/31/01       4/30/02      10/31/01
----------------------------------------------------------------------------------------------------------

Common shares:
   Shares sold                       --         --            --          --            --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                --         --            --          --          9,660          --
----------------------------------------------------------------------------------------------------------
                                     --         --            --          --          9,660          --
==========================================================================================================
Preferred shares sold                --         --            --          --            --           --
==========================================================================================================

                                                               INSURED                    INSURED
                                                        PREMIUM INCOME 2 (NPX)    DIVIDEND ADVANTAGE (NVG)
                                                        ----------------------    ------------------------
                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                3/25/02
                                                                                             (COMMENCEMENT
                                                        SIX MONTHS     YEAR                 OF OPERATIONS)
                                                           ENDED       ENDED                    THROUGH
                                                          4/30/02    10/31/01                   4/30/02
----------------------------------------------------------------------------------------------------------

Common shares:
   Shares sold                                                --          --                 28,700,000
   Shares issued to shareholders
     due to reinvestment of distributions                     --          --                         --
----------------------------------------------------------------------------------------------------------
                                                              --          --                 28,700,000
==========================================================================================================
Preferred shares sold                                         --          --                         --
==========================================================================================================

Effective May 7, 2002, Insured Dividend Advantage (NVG) issued an additional
1,100,000 Common shares.
Effective May 17, 2002, Insured Dividend Advantage
(NVG) issued 9,320 Preferred shares.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The following Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 3, 2002, to shareholders of record on May 15, 2002, as follows:

                                                                                     PREMIER     INSURED
                                                           INSURED      INSURED      INSURED      PREMIUM
                                                           QUALITY  OPPORTUNITY       INCOME     INCOME 2
                                                              (NQI)        (NIO)        (NIF)      (NPX)
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0760       $.0765       $.0785       $.0685
==========================================================================================================


Insured Dividend Advantage (NVG)declared a Common share dividend distribution from its tax-exempt net investment income of $.0775 per share which was paid on June 3, 2002, to shareholders of record on May 19, 2002.

Notes to
        Financial Statements (Unaudited) (continued)

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended April 30, 2002, were as follows:

                                                                        PREMIER      INSURED      INSURED
                                             INSURED       INSURED      INSURED      PREMIUM     DIVIDEND
                                             QUALITY   OPPORTUNITY       INCOME     INCOME 2    ADVANTAGE
                                                (NQI)         (NIO)        (NIF)        (NPX)        (NVG)*
----------------------------------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities       $308,973,450  $497,035,084 $100,146,562 $ 92,385,208  $463,992,691
   Short-term securities                 138,795,000   105,935,000    7,000,000   33,420,000   116,125,000
Sales and maturities:
   Long-term municipal securities        302,723,186   528,728,066  101,793,939  109,487,413            --
   Short-term securities                 124,495,000    65,235,000   13,625,000   18,120,000    31,100,000
==========================================================================================================

* For the period March 25, 2002 (commencement of operations) through April 30,
2002.

At April 30, 2002, the cost of investments owned for federal income tax purposes were as follows:

                                                                        PREMIER      INSURED      INSURED
                                            INSURED        INSURED      INSURED      PREMIUM     DIVIDEND
                                            QUALITY    OPPORTUNITY       INCOME     INCOME 2    ADVANTAGE
                                               (NQI)          (NIO)        (NIF)        (NPX)        (NVG)
----------------------------------------------------------------------------------------------------------
                                       $863,961,126 $1,848,105,548 $419,037,704 $723,757,709 $549,022,364
==========================================================================================================


At October 31, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:
                                             PREMIER     INSURED
                                             INSURED     PREMIUM
                                              INCOME    INCOME 2
                                                (NIF)       (NPX)
-------------------------------------------------------------------

Expiration year:
   2003                                    $     --  $ 9,979,714
   2004                                          --    2,080,786
   2005                                          --           --
   2006                                          --           --
   2007                                          --           --
   2008                                     755,281   15,327,981
-------------------------------------------------------------------
Total                                      $755,281  $27,388,481
===================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2002, were as follows:

                                                                        PREMIER      INSURED      INSURED
                                             INSURED       INSURED      INSURED      PREMIUM     DIVIDEND
                                             QUALITY   OPPORTUNITY       INCOME     INCOME 2    ADVANTAGE
                                                (NQI)         (NIO)        (NIF)        (NPX)        (NVG)
----------------------------------------------------------------------------------------------------------

Gross unrealized:
   appreciation                          $44,402,386   $90,117,998  $23,136,756  $40,491,765   $7,925,946
   depreciation                           (1,187,223)   (5,142,255)  (1,062,440)    (948,366)          --
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $43,215,163   $84,975,743  $22,074,316  $39,543,399   $7,925,946
==========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Insured Dividend Advantage (NVG)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)           MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For the next $3 billion                                                                          .5875 of 1
For net assets over $5 billion                                                                   .5750 of 1
---------------------------------------------------------------------------------------------------------------------------


Under Insured Dividend Advantage's (NVG) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets
(including net assets attributable to Preferred shares) of the Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)           MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For net assets over $2 billion                                                                   .5750 of 1
---------------------------------------------------------------------------------------------------------------------------


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured Dividend Advantage (NVG) in an amount equal to .30% of the average daily net assets (including net assets attributable to Preferred shares) for the period March 25, 2002 (commencement of operations) through March 31, 2007, .25% of the average daily net assets (including net assets attributable to Preferred shares) for the year ended March 31, 2008, .20% of the average daily net assets (including net assets attributable to Preferred shares) for the year ended March 31, 2009, .15% of the average daily net assets (including net assets attributable to Preferred shares) for the year ended March 31, 2010, .10% of the average daily net assets (including net assets attributable to Preferred shares) for the year ended March 31, 2011, and .05% of the average daily net assets (including net assets attributable to Preferred shares) for the year ended March 31, 2012. The Adviser has not agreed to reimburse Insured Dividend Advantage
(NVG) for any portion of its fees and expenses beyond March 31, 2012.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
        Financial Statements (Unaudited) (continued)



7. INVESTMENT COMPOSITION

At April 30, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                        PREMIER      INSURED      INSURED
                                             INSURED       INSURED      INSURED      PREMIUM     DIVIDEND
                                             QUALITY   OPPORTUNITY       INCOME     INCOME 2    ADVANTAGE
                                                (NQI)         (NIO)        (NIF)        (NPX)        (NVG)
---------------------------------------------------------------------------------------------------------------------------

Education and Civic Organizations                  3%            3%           2%           4%         25%

Healthcare                                        17            12           15           14           7

Housing/Multifamily                                8             3            4           10          --

Housing/Single Family                              3            11            3            3          --

Tax Obligation/General                            11             5            7            9          13

Tax Obligation/Limited                             6            12           11           10           7

Transportation                                    20            16           19           16          18

U.S. Guaranteed                                   12            12           20            8          --

Utilities                                         15            11           16           22          10

Water and Sewer                                    5            14            2            4          20

Other                                             --             1            1           --          --
---------------------------------------------------------------------------------------------------------------------------
                                                 100%          100%         100%         100%        100%
===========================================================================================================================


All of the long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights (Unaudited)


          Financial
                     Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                                    Less Distributions
                           ----------------------------------------------------------------      -------------------------------
                                                       Distributions   Distributions
                                                       from Net        from                       Net
              Beginning                  Net           Investment      Capital                    Investment   Capital
              Common                     Realized/     Income to       Gains to                   Income to    Gains to
              Share        Net           Unrealized    Preferred       Preferred                  Common       Common
              Net Asset    Investment    Investment    Share-          Share-                     Share-       Share-
              Value        Income        Gain (Loss)   holders+        holders+        Total      holders      holders      Total
=================================================================================================================================
INSURED QUALITY (NQI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)          $15.78         $ .56        $ (.50)       $(.05)          $(.01)     $   --         $(.45)      $(.02)    $ (.47)
2001              14.51          1.18          1.20         (.26)             --        2.12          (.85)         --       (.85)
2000              13.95          1.20           .60         (.34)             --        1.46          (.90)         --       (.90)
1999              16.02          1.17         (1.91)        (.22)           (.04)      (1.00)         (.92)       (.13)     (1.05)
1998              15.68          1.18           .36         (.25)             --        1.29          (.94)       (.01)      (.95)
1997              15.50          1.22           .28         (.25)           (.02)       1.23          (.98)       (.07)     (1.05)
INSURED OPPORTUNITY (NIO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)           15.72           .59          (.55)        (.06)           (.01)       (.03)         (.45)       (.02)      (.47)
2001              14.64          1.17          1.04         (.26)             --        1.95          (.87)        --        (.87)
2000              14.25          1.21           .39         (.33)             --        1.27          (.88)        --        (.88)
1999              16.04          1.18         (1.73)        (.24)           (.01)       (.80)         (.94)       (.04)      (.98)
1998              15.78          1.21           .28         (.26)             --        1.23          (.97)         --       (.97)
1997              15.54          1.23           .28         (.26)           (.01)       1.24          (.98)       (.02)     (1.00)
PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)          15.55            .58          (.50)        (.06)             --         .02          (.46)        --        (.46)
2001             14.66           1.18           .85         (.26)             --        1.77          (.88)        --        (.88)
2000             14.25           1.20           .43         (.33)             --        1.30          (.89)        --        (.89)
1999             16.18           1.16         (1.89)        (.23)            (.01)      (.97)         (.90)       (.04)      (.94)
1998             15.84           1.16           .38         (.25)            (.01)      1.28          (.92)       (.02)      (.94)
1997             15.49           1.19           .36         (.26)             --        1.29          (.94)        --        (.94)
INSURED PREMIUM INCOME 2 (NPX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)          13.94            .50          (.34)        (.05)             --         .11          (.40)        --        (.40)
2001             13.05           1.01           .86         (.23)             --        1.64          (.75)        --        (.75)
2000             12.40            .99           .66         (.29)             --        1.36          (.71)        --        (.71)
1999             14.10            .97         (1.71)        (.23)             --        (.97)         (.73)        --        (.73)
1998             13.60            .95           .53         (.25)             --        1.23          (.73)        --        (.73)
1997             13.04           1.00           .54         (.25)             --        1.29          (.73)        --        (.73)
INSURED DIVIDEND ADVANTAGE (NVG)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(b)          14.33            .04           .28           --              --         .32            --         --          --
=================================================================================================================================


                                                                                      Total Returns
                                                                                --------------------------
                           Offering                                                              Based
                           Costs and        Ending                                               on
                           Preferred        Common                              Based            Common
                           Share            Share             Ending            on               Share Net
                           Underwriting     Net Asset         Market            Market           Asset
                           Discounts        Value             Value             Value**          Value**
==========================================================================================================
INSURED QUALITY (NQI)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    $ --            $15.31            $15.0500            4.11%             .10%
2001                         --             15.78             14.9200           15.53            14.94
2000                         --             14.51             13.6875           10.94            10.86
1999                       (.02)            13.95             13.1875           (9.65)           (6.77)
1998                         --             16.02             15.6250            6.13             8.43
1997                         --             15.68             15.6250           10.57             8.22
INSURED OPPORTUNITY (NIO)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                      --             15.22             14.9400            4.62             (.16)
2001                         --             15.72             14.7400           19.84            13.61
2000                         --             14.64             13.0625            5.06             9.25
1999                       (.01)            14.25             13.3125          (14.71)           (5.33)
1998                         --             16.04             16.6250           12.03             7.99
1997                         --             15.78             15.7500           10.18             8.32
PREMIER INSURED INCOME (NIF)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                      --             15.11             15.1200            2.22              .24
2001                         --             15.55             15.2500           19.97            12.40
2000                         --             14.66             13.5000            9.92             9.41
1999                       (.02)            14.25             13.1250          (17.33)           (6.42)
1998                         --             16.18             16.8750           14.06             8.35
1997                         --             15.84             15.6875           12.09             8.56
INSURED PREMIUM INCOME 2 (NPX)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                      --            13.65             13.4500             .79               .92
2001                         --            13.94             13.7500           29.46             12.85
2000                         --            13.05             11.2500            4.35             11.35
1999                         --            12.40             11.5000          (11.16)            (7.21)
1998                         --            14.10             13.6875           16.35              9.28
1997                         --            13.60             12.4375           15.45             10.15
INSURED DIVIDEND ADVANTAGE (NVG)
----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(b)                    (.03)           14.62             15.0100             .07              2.02
==========================================================================================================


                                                                Ratios/Supplemental Data
                           -------------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement         After Credit/Reimbursement***
                                            ----------------------------        ----------------------------
                                                              Ratio of Net                       Ratio of Net
                                            Ratio of          Investment        Ratio of         Investment
                           Ending           Expenses          Income to         Expenses         Income to
                           Net              to Average        Average           to Average       Average
                           Assets           Net Assets        Net Assets        Net Assets       Net Assets
                           Applicable       Applicable        Applicable        Applicable       Applicable        Portfolio
                           to Common        to Common         to Common         to Common        to Common         Turnover
                           Shares (000)     Shares++          Shares++          Shares++         Shares++          Rate
============================================================================================================================
INSURED QUALITY (NQI)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                   $  579,558        1.25%*            7.36%*            1.23%*           7.37%*            34%
2001                         596,999        1.24              7.72              1.23             7.74              34
2000                         549,120        1.24              8.48              1.23             8.49              24
1999                         527,789        1.19              7.67              1.18             7.67              27
1998                         603,179        1.13              7.49              1.13             7.49              16
1997                         588,362        1.15              7.88              1.15             7.88               8
INSURED OPPORTUNITY (NIO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    1,233,754        1.22*             7.78*             1.21*            7.79*             26
2001                       1,274,659        1.21              7.69              1.20             7.70              39
2000                       1,186,701        1.20              8.47              1.20             8.48              16
1999                       1,155,516        1.16              7.67              1.16             7.67              26
1998                       1,292,589        1.13              7.60              1.13             7.60              12
1997                       1,261,771        1.15              7.92              1.15             7.92               8
PREMIER INSURED INCOME (NIF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    291,434          1.26*             7.66*             1.25*            7.67*             22
2001                       299,654          1.26              7.79              1.24             7.81              34
2000                       282,544          1.26              8.37              1.24             8.39              21
1999                       274,668          1.19              7.49              1.18             7.50              32
1998                       310,466          1.16              7.29              1.16             7.29              10
1997                       303,173          1.17              7.61              1.17             7.61               4
INSURED PREMIUM INCOME 2 (NPX)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    508,554          1.21*             7.33*             1.21*            7.34*             12
2001                       519,296          1.22              7.39              1.20             7.41              27
2000                       486,009          1.22              7.87              1.20             7.88              55
1999                       461,955          1.21              7.11              1.21             7.11              35
1998                       524,962          1.20              6.89              1.20             6.89              31
1997                       506,313          1.23              7.55              1.23             7.55              37
INSURED DIVIDEND ADVANTAGE (NVG)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(b)                    419,577           .70*             2.83*              .40*            3.13*             --
============================================================================================================================



                                  Municipal Auction Rate Cumulative
                                  Preferred Stock at End of Period
                           ---------------------------------------------
                           Aggregate        Liquidation
                           Amount           and Market        Asset
                           Outstanding      Value             Coverage
                           (000)            Per Share         Per Share
========================================================================
INSURED QUALITY (NQI)
------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                   $318,000         $25,000           $70,563
2001                       318,000          25,000            71,934
2000                       318,000          25,000            68,170
1999                       318,000          25,000            66,493
1998                       260,000          25,000            82,998
1997                       260,000          25,000            81,573
INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    680,000          25,000            70,359
2001                       680,000          25,000            71,862
2000                       680,000          25,000            68,629
1999                       680,000          25,000            67,482
1998                       600,000          25,000            78,858
1997                       600,000          25,000            77,574
PREMIER INSURED INCOME (NIF)
------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    161,000          25,000            70,254
2001                       161,000          25,000            71,530
2000                       161,000          25,000            68,873
1999                       161,000          25,000            67,650
1998                       140,000          25,000            80,440
1997                       140,000          25,000            79,138
INSURED PREMIUM INCOME 2 (NPX)
------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    268,900          25,000            72,281
2001                       268,900          25,000            73,280
2000                       268,900          25,000            70,185
1999                       268,900          25,000            67,949
1998                       268,900          25,000            73,806
1997                       268,900          25,000            72,073
INSURED DIVIDEND ADVANTAGE (NVG)
------------------------------------------------------------------------
Year Ended 10/31:
2002(b)                         --              --                --
========================================================================



*  Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share.
   Total returns are not annualized.
***After custodian fee credit and expense reimbursement, where applicable.
+  The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.
(a)For the six months ended April 30, 2002.
(b)For the period March 25, 2002 (commencement of operations) through April 30,
   2002.

                                 See accompanying notes to financial statements.

Build Your Wealth
                  Automatically



Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.







NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     Information







BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                  FSA-4-4-02